As filed with the SEC on December 7, 2012 .	Registration No. 333-117796
Registration No. 811-3974

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 129
_____________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Assistant Secretary
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

■ immediately upon filing pursuant to paragraph (b) of Rule 485
□ on ____________ pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on ____________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

Explanatory Note:

Registrant is filing this Post-Effective Amendment No. 10 to Registration Statement No. 333-117796 for the
purpose of including in the Registration Statement a revised Statement of Additional Information, including financial statements filed therewith, and Part C. This Post-Effective Amendment No. 10 incorporates by reference the information contained in Part A of Post-Effective Amendment No. 9, filed on April 23, 2012.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

MPremierSM VUL

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the MPremierSM VUL prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

The Statement of Additional Information is dated May 1, 2012, supplemented December 7, 2012.  The date of the related prospectus is May 1, 2012.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	9

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10

FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of the New York State Insurance Department.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $2,889,076 in 2011, $2,394,377 in 2010, and $1,718,033 in 2009.

Under this Agreement, Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Pruco Life of New Jersey and Prudential have entered into a Reinsurance Agreement under which Pruco Life of New Jersey cedes and Prudential reinsures life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering MPremierSM VUL Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis with Pruco Life of New Jersey retaining 10% of the face amount up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010, is unaffected by the Regulus acquisition.  Regulus received $2,249,075 in 2011, $2,750,655 in 2010, and $223,178 in 2009 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life of New Jersey’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

There is one principle variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type A (Fixed) Death Benefit
If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,500	$250,000 $264,000* $297,500*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract Owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  The Death Benefit on a Type C Contract is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus the Supplemental Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount plus the Supplemental Insurance Amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)
the Basic Insurance Amount plus the Supplemental Insurance Amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)
the Basic Insurance Amount and Supplemental Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract with an interest rate of 0% was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
The insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,500	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, for MPVUL-2003-NY Contracts, the sales load charge for each Coverage Segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter.  Currently, for MPVUL-2008-NY Contracts, the sales load charge for each Coverage Segment is equal to 6% of the allocated premium paid in each Contract Year.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable, rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their selling agents.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 and $1,788,193, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1717 Capital Management Company, 1st Global Capital Corp, 3 Mark Equities Inc, Ace Diversified Capital, Inc., AG Edwards & Sons  LLC, Allied Beacon Partners, Inc., ALLSTATE FINANCIAL SERVICES LLC, American General Securities, Inc., American Independent Securities Group LLC,

American Portfolios Financial Services Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Amsouth Investment Services Inc, Aon Benfield Securities, Inc. Arlington Securities Inc, Askar Corporation, Associated Securities Corp, Aurum Securities Corp, Ausdal Financial Partners, Inc., AXA Advisors LLC, Bb&T Investments Services Inc , Bcg Securities Inc, Benefit Funding Services LLC, Berthel Fisher & Co Financial Services Inc, Bg Worldwide Securities Inc , Broker Dealer Financial Services Corp , Brokers International Financial Services, Brookstone Securities, Inc. , Cadaret  Grant & Co Inc , Cambridge Investment Research Inc, Cambridge Legacy Securities LLC, Capital Analysts Inc, Capital Financial Services Inc, Capital Select Investments Corporation, Capital Synergy Partners Inc., Catholic Financial Services Corporation, Cbiz Financial Solutions Inc, Cco Investment Services, Corp., Centara Capital Securities, Inc, Centaurus Financial Inc, Cfd Investments Inc, Citigroup Global Markets Inc, Clark Securities Inc, Cms Investment Resources Inc, Comerica Securities Inc, Commonwealth Financial Network, Comprehensive Asset Management & Service Inc, Coordinated Capital Securities, Cornerstone Institutional Investors Inc , Country Capital Management Company , Cps Financial And Insurance Services Inc, Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc, Dempsey Financial Network Inc, Dewaay Financial Network, LLC, Dolphin Securities Inc, Dunwoody Brokerage Services Inc. , Edward D Jones And Company L P, Elite Securities Inc, Empire Securities Corporation, Eplanning Securities Inc , Equitrust Marketing Services, LLC, Equity Services Inc, Essex Financial Services Inc, Executive Services Securities, LLC., Farmers Financial Solutions Inc, Fas Corporation, Fifth Third Securities Inc, Financial Network Investment Corp, Financial West Group, Fintegra Llc, First Allied Securities Inc, First Brokerage America, LLC., First Heartland Capital Inc, First State Financial Management, Inc., First Wall Street Corp, Foothill Securities Inc, Fortune Financial Services Inc, Fortune Securities Inc, Fpcm Securities, Llc., Fsc Securities Corporation, Ga Financial Inc, Geneos Wealth Management Inc, Genworth Financial Securities Corp., Girard Securities Inc, Globalink Securities, Inc., Great American Advisors Inc, Guardian Investors Services Corp, Gwn Securities Inc, H Beck Inc, H&R Block Financial Advisors Inc, Haas Financial Products Inc, Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services Llc, Harbour Investments Inc,  Hd Vest Investment Securities Inc, Herndon Plant Oakley Limited, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntleigh Securities Corporation, Ims Securities Inc,  Independent Financial Group Inc, Ing Financial Partners Inc, Interlink Securities Corp, Intervest Int'l Equities Corp, Invest Financial Corporation, Investacorp Inc, Investment Centers Of America, Investment Professionals, Inc., Investors Capital Corporation, Investors Security Company Inc, Iron Street Securities Inc, J.J.B. Hilliard, W.L. Lyons, LLC., Janney Montgomery Scott LLC, Jw Cole Financial Inc, Kcd Financial Inc, Kcg Securities, LLC, Kms Financial Services, Inc., Kovack Securities Inc, Lasalle St. Securities LLC, Leaders Group Inc (The), Legacy Financial Services Inc, Legend Equities Corporation, Lifemark Securities Corporation, Lincoln Financial Advisors Corp, Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc,Lm Kohn & Company, Loria Financial Group LLC, Lpl Financial Corporation, Lsy Inc. Dba American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc, M&T Securities, Inc., Mafg Ria Services Inc, Medallion Investment Services, Meridien Financial Group Inc, Merrill Lynch Pierce Fenner & Smith Inc, Metlife Securities, Inc., Midamerica Financial Services Inc., Mmc Securities Corp., Mml Investors Services LLC, Money Concepts Capital Corp, Morgan Keegan & Company Inc , Morgan Stanley & Co Inc, Morgan Stanley Smith Barney LLC, Mtl Equity Products Inc, Multi Financial Securities Corporation, Mutual Service Corporation, Mutual Trust Co Of America Securities, Mwa Financial Services Inc, National Planning Corporation, New England Securities, Newport Group Securities Inc, Next Financial Group Inc, Nfp Securities Inc, Northeast Securities Inc, Northland Securities Inc, Northwestern Mutual Investment Services, Npb Financial Group, LLC, Nrp Financial, Inc.,  Nylife Securities, Oberweis Securities, Ogilvie Security Advisors Corporation, Olde Economie Financial Consultants Ltd, Oneamerica Securities Inc, Oppenheimer & Co., Inc., Pacific West Securities Inc, Packerland Brokerage Services Inc, Pan American Financial Services Inc, Park Avenue Securities Llc, Pension Planners Securities Inc, Pj Robb Variable Corp, Primevest Financial Services Inc, Princor Financial Services, Private Client Services, LLC, Private Consulting Group Inc , Private Placement Insurance Products, LLC, Proequities Inc, Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc, Qa3 Financial Corporation, Quest Capital Strategies Inc, Questar Capital Corporation, Ra Bench, Rampart Financial Services Inc, Raymond James & Associates Inc, Rbc Capital Markets Corporation, Resource Horizons Group LLC , Retirement Capital Group Securities Inc, Rmin Securities Inc, Robert W Baird & Co. Incorporated, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Scf Securities Inc, Securian Financial Services Inc, Securities America Inc, Securities Service Network Inc, Sigma Financial Corporation, Signal Securities Inc , Signator Investors Inc, Sii Investments Inc, Smith, Brown & Groover Inc, Sorrento Pacific Financial, LLC, Southern Financial Group Inc, Springboard Securities Inc, Ssi Equity Services Inc, Stanley Laman Group Securities LLC, Stephens Inc, Stifel Nicolaus & Co Inc, Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc, Sunset Financial Services Inc, Sws Financial Services Inc, Symetra Investments Services Inc, Syndicated Capital Inc, Synergy Investment Group LLC, Td Wealth Management Services, Inc.,Tfs Securities Inc, The Enterprise Securities Company, The Investment Center Inc, The New Penfacs, Inc., The On Equity Sales Company, The Strategic Financial Alliance Inc, Thoroughbred Financial Services LLC, Tower Square Securities Inc, Trading Services Group Inc, Transamerica Financial Advisors Inc, Triad Advisors Inc, Trustmont Financial Group, Inc., Ubs Financial Services Inc, Underwriters Equity Corporation, Unionbanc Investment Services, LLC, United Planners Financial Services, United Securities Alliance Inc, Univest Investments Inc,

Usa Advanced Planners, Inc., Usa Financial Securities Corporation, Usallianz Securities Inc, Usi Securities Inc, Uvest Investment Services Inc, Uvest Investment Services Inc, Valmark Securities Inc, Vfic Securities Inc, Vsr Financial Services Inc, Wall Street Financial Group Inc, Walnut Street Securities, Waterstone Financial Group Inc, Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Insurance Services Investment Advisors Inc, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc, Woodbury Financial Services Inc, Workman Securities Corp, World Equity Group, Worth Financial Group Inc, Wrp Investments Inc, Ws Griffith Securities Inc.

Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if MPremierSM VUL had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with MPremierSM VUL are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

Net Assets	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

NET ASSETS, representing:
Accumulation units	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

	$149,078,026	$439,873,976	$143,252,490	$226,764,631	$112,724,970

Units outstanding	110,815,796	193,012,650	19,935,871	33,600,948	20,045,717

Portfolio shares held	14,907,803	37,467,971	6,036,767	14,181,653	6,907,167
Portfolio net asset value per share	$10.00	$11.74	$23.73	$15.99	$16.32
Investment in portfolio shares, at cost	$149,077,610	$412,080,074	$136,670,573	$222,767,285	$98,516,183

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$41,953	$18,555,821	$1,038,768	$4,442,414	$2,545,739

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	484,886	974,387	882,551	1,419,289	711,853
Reimbursement for excess expenses	0	(6,652)	(119,695)	(477,797)	(195,901)

NET EXPENSES	484,886	967,735	762,856	941,492	515,952

NET INVESTMENT INCOME (LOSS)	(442,933)	17,588,086	275,912	3,500,922	2,029,787

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	9,886,286	0	0	0
Realized gain (loss) on shares redeemed	0	724,914	652,186	135,432	705,501
Net change in unrealized gain (loss) on investments	0	1,889,825	(6,783,721)	5,093,800	1,843,049

NET GAIN (LOSS) ON INVESTMENTS	0	12,501,025	(6,131,535)	5,229,232	2,548,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(442,933)	$30,089,111	$(5,855,623)	$8,730,154	$4,578,337

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

$679,962,492	$35,340,891	$21,279,445	$19,347,995	$10,583,109	$3,686,885	$22,826,559	$9,855,878

234,169,579	15,240,768	3,307,570	1,083,067	5,897,804	908,874	11,703,412	2,354,082

137,923,426	1,123,003	1,335,809	505,830	624,741	298,051	981,365	579,758
$4.93	$31.47	$15.93	$38.25	$16.94	$12.37	$23.26	$17.00
$689,035,462	$34,401,298	$25,403,021	$15,527,761	$11,680,681	$3,520,056	$21,192,219	$9,943,249

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$50,590,735	$572,245	$230,499	$44,684	$177,099	$86,418	$70,489	$79,740

2,731,140	170,095	117,776	138,469	57,765	20,925	115,696	59,130
0	0	0	0	0	0	0	0

2,731,140	170,095	117,776	138,469	57,765	20,925	115,696	59,130

47,859,595	402,150	112,723	(93,785)	119,334	65,493	(45,207)	20,610

0	0	0	0	0	71,464	0	132,190
50,708	170,500	(140,244)	846,304	(22,720)	9,970	155,887	(4,473)
(17,327,413)	11,273	(1,347,909)	(5,626,823)	(956,214)	89,143	(149,402)	(164,212)

(17,276,705)	181,773	(1,488,153)	(4,780,519)	(978,934)	170,577	6,485	(36,495)

$30,582,890	$583,923	$(1,375,430)	$(4,874,304)	$(859,600)	$236,070	$(38,722)	$(15,885)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$124,970	$296,113	$94,137	$258,908	$233,866

Net Assets	$124,970	$296,113	$94,137	$258,908	$233,866

NET ASSETS, representing:
Accumulation units	$124,970	$296,113	$94,137	$258,908	$233,866

	$124,970	$296,113	$94,137	$258,908	$233,866

Units outstanding	136,231	410,021	136,972	137,620	257,437

Portfolio shares held	10,519	12,965	3,833	44,639	11,414
Portfolio net asset value per share	$11.88	$22.84	$24.56	$5.80	$20.49
Investment in portfolio shares, at cost	$147,031	$284,958	$76,731	$297,018	$214,377

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
INVESTMENT INCOME
Dividend income	$2,163	$2,081	$184	$5,216	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,200	2,604	847	2,282	2,064
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,200	2,604	847	2,282	2,064

NET INVESTMENT INCOME (LOSS)	963	(523)	(663)	2,934	(2,064)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	(1,424)	1,993	249	(918)	6,022
Net change in unrealized gain (loss) on investments	(19,673)	(24,240)	(783)	(1,853)	(16,386)

NET GAIN (LOSS) ON INVESTMENTS	(21,097)	(22,247)	(534)	(2,771)	(10,364)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,134)	$(22,770)	$(1,197)	$163	$(12,428)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

$7,150,983	$848,885	$8,608,460	$0	$2,212,147	$2,728,244

4,103,041	832,771	4,844,230	0	1,776,511	2,123,854

602,950	37,561	1,103,649	0	507,373	467,966
$11.86	$22.60	$7.80	$0.00	$4.36	$5.83
$6,797,557	$764,429	$7,766,479	$0	$2,823,306	$3,646,250

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio*	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio

$48,520	$3,973	$49,741	$0	$31,737	$75,419

18,022	2,233	21,401	14,655	7,375	10,247
0	0	0	0	0	0

18,022	2,233	21,401	14,655	7,375	10,247

30,498	1,740	28,340	(14,655)	24,362	65,172

0	0	72,050	0	0	0
27,342	15,172	73,621	1,704,513	(35,539)	(56,327)
(276,895)	(70,912)	(11,343)	(193,227)	(376,417)	(428,347)

(249,553)	(55,740)	134,328	1,511,286	(411,956)	(484,674)

$(219,055)	$(54,000)	$162,668	$1,496,631	$(387,594)	$(419,502)

*	The subaccount is no longer available for investment as of December 31, 2011

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund	M Large Cap Growth Fund	M International Equity Fund
ASSETS
Investment in the portfolios, at fair value	$223,600	$47,430	$9,712	$31,101	$17,904

Net Assets	$223,600	$47,430	$9,712	$31,101	$17,904

NET ASSETS, representing:
Accumulation units	$223,600	$47,430	$9,712	$31,101	$17,904

	$223,600	$47,430	$9,712	$31,101	$17,904

Units outstanding	31,474	29,927	29,116	2,086	1,334

Portfolio shares held	5,975	4,161	641	1,932	1,831
Portfolio net asset value per share	$37.42	$11.40	$15.16	$16.10	$9.78
Investment in portfolio shares, at cost	$276,896	$47,589	$8,072	$29,697	$23,354

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Technology Fund	M Large Cap Growth Fund	M International Equity Fund
INVESTMENT INCOME
Dividend income	$975	$400	$24	$0	$620

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	244	93	44	0	0
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	244	93	44	0	0

NET INVESTMENT INCOME (LOSS)	731	307	(20)	0	620

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,564	0	0	0	0
Realized gain (loss) on shares redeemed	(2,633)	154	8,730	637	(758)
Net change in unrealized gain (loss) on investments	(98,166)	(23)	(8,199)	(1,386)	(2,738)

NET GAIN (LOSS) ON INVESTMENTS	(98,235)	131	531	(749)	(3,496)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(97,504)	$438	$511	$(749)	$(2,876)

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST BlackRock Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio*	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

$33,335	$267,302	$184,887	$249,751	$0	$125,660	$297,700	$271,838

2,356	19,198	14,376	22,942	0	10,661	23,538	18,821

3,388	41,378	14,332	29,348	0	15,668	23,459	54,259
$9.84	$6.46	$12.90	$8.51	$0.00	$8.02	$12.69	$5.01
$33,359	$221,067	$181,043	$245,658	$0	$135,551	$270,764	$248,483

SUBACCOUNTS (Continued)
M Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST BlackRock Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio*	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$147	$1,515	$1,001	$1,626	$0	$435	$1,538	$0

0	233	198	237	18	112	289	233
0	0	0	0	0	0	0	0

0	233	198	237	18	112	289	233

147	1,282	803	1,389	(18)	323	1,249	(233)

0	0	0	0	0	0	0	10,834
382	7,031	748	2,123	16,018	1,605	7,565	5,379
(2,608)	5,810	(2,163)	(5,244)	(9,108)	(24,907)	(26,678)	(20,664)

(2,226)	12,841	(1,415)	(3,121)	6,910	(23,302)	(19,113)	(4,451)

$(2,079)	$14,123	$(612)	$(1,732)	$6,892	$(22,979)	$(17,864)	$(4,684)

*	The subaccount is no longer available for investment as of December 31, 2011

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,007,033	$99,337	$14,055	$186,393	$658,597

Net Assets	$1,007,033	$99,337	$14,055	$186,393	$658,597

NET ASSETS, representing:
Accumulation units	$1,007,033	$99,337	$14,055	$186,393	$658,597

	$1,007,033	$99,337	$14,055	$186,393	$658,597

Units outstanding	100,414	8,422	961	14,183	48,098

Portfolio shares held	52,697	10,413	647	17,668	34,463
Portfolio net asset value per share	$19.11	$9.54	$21.72	$10.55	$19.11
Investment in portfolio shares, at cost	$969,880	$90,089	$12,580	$187,021	$737,757

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
INVESTMENT INCOME
Dividend income	$2,641	$326	$0	$1,329	$3,848

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,154	97	16	147	708
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	2,154	97	16	147	708

NET INVESTMENT INCOME (LOSS)	487	229	(16)	1,182	3,140

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	2,437	0
Realized gain (loss) on shares redeemed	10,300	2,379	1,226	(3)	1,120
Net change in unrealized gain (loss) on investments	(21,992)	(3,365)	(771)	(651)	(116,869)

NET GAIN (LOSS) ON INVESTMENTS	(11,692)	(986)	455	1,783	(115,749)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,205)	$(757)	$439	$2,965	$(112,609)

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

$85,077	$253,779	$131,703	$20,441	$64,865	$2,365,731	$1,816,724

6,357	23,100	9,494	1,189	5,498	298,226	148,419

8,708	13,637	11,854	958	4,805	187,756	89,937
$9.77	$18.61	$11.11	$21.33	$13.50	$12.60	$20.20
$84,612	$264,586	$131,003	$21,217	$58,645	$2,713,410	$1,469,997

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio

$328	$3,091	$2,874	$0	$767	$29,666	$0

73	257	117	0	53	4,995	4,351
0	0	0	0	0	0	0

73	257	117	0	53	4,995	4,351

255	2,834	2,757	0	714	24,671	(4,351)

0	0	804	2,334	1,251	0	0
463	3,326	294	1,170	1,428	(29,796)	48,806
(3,886)	(30,794)	28	(5,703)	(3,214)	(98,312)	(81,077)

(3,423)	(27,468)	1,126	(2,199)	(535)	(128,108)	(32,271)

$(3,168)	$(24,634)	$3,883	$(2,199)	$179	$(103,437)	$(36,622)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
ASSETS
Investment in the portfolios, at fair value	$1,709	$384,621	$27,635	$123,753	$6,059

Net Assets	$1,709	$384,621	$27,635	$123,753	$6,059

NET ASSETS, representing:
Accumulation units	$1,709	$384,621	$27,635	$123,753	$6,059

	$1,709	$384,621	$27,635	$123,753	$6,059

Units outstanding	161	38,554	2,669	11,988	617

Portfolio shares held	58	25,831	1,811	4,745	421
Portfolio net asset value per share	$29.70	$14.89	$15.26	$26.08	$14.39
Investment in portfolio shares, at cost	$1,547	$351,782	$26,878	$106,951	$5,614

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
INVESTMENT INCOME
Dividend income	$9	$343	$79	$3,448	$16

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1	405	17	106	7
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1	405	17	106	7

NET INVESTMENT INCOME (LOSS)	8	(62)	62	3,342	9

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	35	25,506	326	1,677	138
Net change in unrealized gain (loss) on investments	(39)	(41,959)	(802)	1,658	(353)

NET GAIN (LOSS) ON INVESTMENTS	(4)	(16,453)	(476)	3,335	(215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4	$(16,515)	$(414)	$6,677	$(206)

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

$1,463,060	$92,655	$8,540,899	$287,817	$7,135,431	$12,217,500	$3,640,601	$64,443

134,428	6,819	777,010	20,488	633,239	1,092,160	327,077	4,612

120,219	7,278	717,120	16,724	793,708	1,119,844	309,575	6,812
$12.17	$12.73	$11.91	$17.21	$8.99	$10.91	$11.76	$9.46
$1,314,537	$96,211	$8,461,742	$284,849	$6,591,211	$11,354,105	$3,407,682	$64,894

SUBACCOUNTS (Continued)
AST T. Rowe Price Large-Cap Growth Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio

$0	$491	$147,883	$894	$21,608	$71,674	$31,856	$269

3,821	120	20,642	292	14,328	27,724	9,979	66
0	0	0	0	0	0	0	0

3,821	120	20,642	292	14,328	27,724	9,979	66

(3,821)	371	127,241	602	7,280	43,950	21,877	203

0	284	287,337	0	0	0	0	0
35,336	(58)	8,347	509	69,428	96,659	17,175	(132)
(58,392)	(4,340)	(183,406)	347	(350,874)	(326,660)	(21,929)	(706)

(23,056)	(4,114)	112,278	856	(281,446)	(230,001)	(4,754)	(838)

$(26,877)	$(3,743)	$239,519	$1,458	$(274,166)	$(186,051)	$17,123	$(635)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
ASSETS
Investment in the portfolios, at fair value	$108,038	$162,447	$211,329	$98,187	$17,389

Net Assets	$108,038	$162,447	$211,329	$98,187	$17,389

NET ASSETS, representing:
Accumulation units	$108,038	$162,447	$211,329	$98,187	$17,389

	$108,038	$162,447	$211,329	$98,187	$17,389

Units outstanding	7,836	11,327	15,088	7,371	1,665

Portfolio shares held	11,743	14,986	20,438	10,228	1,323
Portfolio net asset value per share	$9.20	$10.84	$10.34	$9.60	$13.14
Investment in portfolio shares, at cost	$111,520	$162,828	$213,806	$98,202	$12,823

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
INVESTMENT INCOME
Dividend income	$451	$803	$226	$185	$57

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	133	235	249	151	17
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	133	235	249	151	17

NET INVESTMENT INCOME (LOSS)	318	568	(23)	34	40

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	783	741	0
Realized gain (loss) on shares redeemed	(248)	188	641	131	942
Net change in unrealized gain (loss) on investments	(3,950)	(3,034)	(5,300)	(2,281)	(1,210)

NET GAIN (LOSS) ON INVESTMENTS	(4,198)	(2,846)	(3,876)	(1,409)	(268)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,880)	$(2,278)	$(3,899)	$(1,375)	$(228)

*	Represents less than one share

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

$23,264,502	$995	$12	$3		$2,176	$2,191	$3,385

2,512,860	94	1	0		191	212	338

2,509,655	115	1	0	*	227	239	342
$9.27	$8.66	$9.56	$9.90		$9.58	$9.15	$9.89
$24,969,870	$990	$12	$3		$2,110	$2,198	$3,360

SUBACCOUNTS (Continued)
AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio

$0	$0	$0	$0		$0	$0	$0

29,749	0	0	0		0	0	1
0	0	0	0		0	0	0

29,749	0	0	0		0	0	1

(29,749)	0	0	0		0	0	(1)

0	0	0	0		0	0	0
(90,968)	(5)	0	0		0	(1)	1
(1,705,368)	5	0	0		66	(7)	25

(1,796,336)	0	0	0		66	(8)	26

$(1,826,085)	$0	$0	$0		$66	$(8)	$25

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,455	$6,149

Net Assets	$10,455	$6,149

NET ASSETS, representing:
Accumulation units	$10,455	$6,149

	$10,455	$6,149

Units outstanding	1,042	613

Portfolio shares held	1,110	626
Portfolio net asset value per share	$9.42	$9.83
Investment in portfolio shares, at cost	$10,406	$6,014

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
INVESTMENT INCOME
Dividend income	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4	3
Reimbursement for excess expenses	0	0

NET EXPENSES	4	3

NET INVESTMENT INCOME (LOSS)	(4)	(3)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0
Realized gain (loss) on shares redeemed	0	5
Net change in unrealized gain (loss) on investments	49	135

NET GAIN (LOSS) ON INVESTMENTS	49	140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45	$137

The accompanying notes are an integral part of these financial statements.

A13

[THIS PAGE INTENTIONALLY LEFT BLANK]

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(442,933)	$(483,358)	$17,588,086	$14,563,985	$275,912	$398,560
Capital gains distributions received	0	0	9,886,286	4,113,192	0	0
Realized gain (loss) on shares redeemed	0	0	724,914	609,869	652,186	(90,618)
Net change in unrealized gain (loss) on investments	0	0	1,889,825	14,757,015	(6,783,721)	15,406,200

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(442,933)	(483,358)	30,089,111	34,044,061	(5,855,623)	15,714,142

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,559,361	4,641,180	1,985,131	86,306,779	5,643,304	5,858,907
Policy loans	(170,794)	(537,654)	(758,592)	(793,124)	(2,763,850)	(2,985,394)
Policy loan repayments and interest	285,394	223,868	527,796	503,565	3,525,128	3,535,895
Surrenders, withdrawals and death benefits	(62,795,253)	(1,312,347)	(1,041,000)	(1,013,563)	(4,729,795)	(4,847,238)
Net transfers between other subaccounts or fixed rate option	(28,839,835)	11,702,055	559,368	998,012	(2,627,355)	(2,408,572)
Withdrawal and other charges	(2,686,253)	(2,558,544)	(8,515,991)	(7,767,713)	(4,125,321)	(4,218,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(74,647,380)	12,158,558	(7,243,288)	78,233,956	(5,077,889)	(5,065,213)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(75,090,313)	11,675,200	22,845,823	112,278,017	(10,933,512)	10,648,929

NET ASSETS
Beginning of period	224,168,339	212,493,139	417,028,153	304,750,136	154,186,002	143,537,073

End of period	$149,078,026	$224,168,339	$439,873,976	$417,028,153	$143,252,490	$154,186,002

Beginning units	158,506,805	153,276,761	196,379,651	156,799,204	20,307,276	20,641,893

Units issued	13,585,128	16,295,562	1,117,437	44,015,948	1,758,669	2,036,016
Units redeemed	(61,276,137)	(11,065,518)	(4,484,438)	(4,435,501)	(2,130,074)	(2,370,633)

Ending units	110,815,796	158,506,805	193,012,650	196,379,651	19,935,871	20,307,276

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$3,500,922	$3,899,491	$2,029,787	$2,125,285	$47,859,595	$49,464,702	$402,150	$421,298
0	0	0	0	0	0	0	0
135,432	(751,461)	705,501	294,920	50,708	(47,789)	170,500	(124,010)
5,093,800	20,517,396	1,843,049	9,122,267	(17,327,413)	29,688,129	11,273	4,151,554

8,730,154	23,665,426	4,578,337	11,542,472	30,582,890	79,105,042	583,923	4,448,842

9,142,135	9,142,605	4,648,664	4,676,813	823,169	949,518	2,543,170	3,559,821
(3,716,529)	(4,423,862)	(1,573,161)	(1,912,697)	(293,561)	(281,154)	(709,871)	(597,295)
4,963,706	5,076,792	1,959,219	1,936,947	149,535	154,174	436,898	484,874
(7,883,930)	(7,634,880)	(3,924,476)	(3,133,204)	(1,634,100)	(619,018)	(1,207,718)	(2,140,726)
(3,355,733)	(3,439,047)	(2,215,663)	(1,828,664)	(2,437,032)	(3,236,281)	(279,404)	(1,092,988)
(6,755,012)	(6,875,283)	(3,475,858)	(3,545,599)	(4,747,034)	(4,480,328)	(1,255,015)	(1,311,881)

(7,605,363)	(8,153,675)	(4,581,275)	(3,806,404)	(8,139,023)	(7,513,089)	(471,940)	(1,098,195)

1,124,791	15,511,751	(2,938)	7,736,068	22,443,867	71,591,953	111,983	3,350,647

225,639,840	210,128,089	112,727,908	104,991,840	657,518,625	585,926,672	35,228,908	31,878,261

$226,764,631	$225,639,840	$112,724,970	$112,727,908	$679,962,492	$657,518,625	$35,340,891	$35,228,908

34,700,743	35,986,817	20,849,119	21,547,403	237,118,177	239,747,022	15,319,108	15,515,506

2,152,739	2,450,226	1,242,282	1,386,534	635,742	699,726	2,233,316	2,733,849
(3,252,534)	(3,736,300)	(2,045,684)	(2,084,818)	(3,584,340)	(3,328,571)	(2,311,656)	(2,930,247)

33,600,948	34,700,743	20,045,717	20,849,119	234,169,579	237,118,177	15,240,768	15,319,108

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$112,723	$75,930	$(93,785)	$(41,437)	$119,334	$110,095
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(140,244)	(316,435)	846,304	2,996,130	(22,720)	(109,493)
Net change in unrealized gain (loss) on investments	(1,347,909)	2,567,604	(5,626,823)	2,215,541	(956,214)	1,242,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,375,430)	2,327,099	(4,874,304)	5,170,234	(859,600)	1,242,712

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,255,174	1,037,038	578,254	455,553	760,522	764,165
Policy loans	(319,371)	(298,787)	(381,365)	(444,545)	(193,678)	(235,075)
Policy loan repayments and interest	275,509	289,641	380,421	334,236	157,002	130,502
Surrenders, withdrawals and death benefits	(647,449)	(571,003)	(958,137)	(604,008)	(383,540)	(347,041)
Net transfers between other subaccounts or fixed rate option	(200,067)	5,205,979	(694,095)	(13,657,574)	(150,001)	(59,866)
Withdrawal and other charges	(689,521)	(599,197)	(475,055)	(449,395)	(387,582)	(402,656)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(325,725)	5,063,671	(1,549,977)	(14,365,733)	(197,277)	(149,971)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,701,155)	7,390,770	(6,424,281)	(9,195,499)	(1,056,877)	1,092,741

NET ASSETS
Beginning of period	22,980,600	15,589,830	25,772,276	34,967,775	11,639,986	10,547,245

End of period	$21,279,445	$22,980,600	$19,347,995	$25,772,276	$10,583,109	$11,639,986

Beginning units	3,356,609	2,440,873	1,151,437	1,970,431	5,997,821	6,042,981

Units issued	222,892	1,231,875	141,954	148,010	661,463	823,296
Units redeemed	(271,931)	(316,139)	(210,324)	(967,004)	(761,480)	(868,456)

Ending units	3,307,570	3,356,609	1,083,067	1,151,437	5,897,804	5,997,821

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$65,493	$78,415	$(45,207)	$9,610	$20,610	$73,498	$963	$(355)
71,464	81,693	0	0	132,190	0	0	508
9,970	13,100	155,887	(1,342,344)	(4,473)	(1,938,232)	(1,424)	(39,434)
89,143	35,021	(149,402)	2,629,791	(164,212)	2,793,827	(19,673)	54,114

236,070	208,229	(38,722)	1,297,057	(15,885)	929,093	(20,134)	14,833

126,166	130,161	1,770,016	1,849,940	330,680	308,848	5,178	3,611
(65,586)	(68,313)	(564,563)	(521,329)	(128,136)	(148,234)	(9,561)	0
55,146	124,610	449,439	410,057	225,874	149,069	132	0
(116,409)	(294,208)	(876,851)	(842,052)	(347,009)	(355,815)	(23,567)	0
63,026	25,829	(312,826)	1,201,389	12,760	1,104,478	0	(217,146)
(97,168)	(101,996)	(899,291)	(914,620)	(237,564)	(230,496)	(5,863)	(7,950)

(34,825)	(183,917)	(434,076)	1,183,385	(143,395)	827,850	(33,681)	(221,485)

201,245	24,312	(472,798)	2,480,442	(159,280)	1,756,943	(53,815)	(206,652)

3,485,640	3,461,328	23,299,357	20,818,915	10,015,158	8,258,215	178,785	385,437

$3,686,885	$3,485,640	$22,826,559	$23,299,357	$9,855,878	$10,015,158	$124,970	$178,785

919,308	970,870	11,844,406	11,372,664	2,397,307	2,478,146	163,313	409,273

116,476	138,563	1,386,156	5,275,171	210,961	2,531,025	5,134	3,851
(126,910)	(190,125)	(1,527,150)	(4,803,429)	(254,186)	(2,611,864)	(32,216)	(249,811)

908,874	919,308	11,703,412	11,844,406	2,354,082	2,397,307	136,231	163,313

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		American Century VP Value Fund
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(523)	$1,100	$(663)	$(608)	$2,934	$3,086
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,993	(28)	249	104	(918)	(7,028)
Net change in unrealized gain (loss) on investments	(24,240)	43,194	(783)	11,864	(1,853)	30,991

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,770)	44,266	(1,197)	11,360	163	27,049

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,285	23,972	1,599	5,377	5,312	5,535
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(62,095)	0	0	0	0	(17,393)
Net transfers between other subaccounts or fixed rate option	0	0	2,890	2,544	6,589	6,203
Withdrawal and other charges	(8,569)	(7,472)	(631)	(558)	(5,315)	(4,742)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(50,379)	16,500	3,858	7,363	6,586	(10,397)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,149)	60,766	2,661	18,723	6,749	16,652

NET ASSETS
Beginning of period	369,262	308,496	91,476	72,753	252,159	235,507

End of period	$296,113	$369,262	$94,137	$91,476	$258,908	$252,159

Beginning units	484,675	460,765	131,469	119,514	134,184	140,880

Units issued	26,564	34,834	6,384	12,853	6,288	6,870
Units redeemed	(101,218)	(10,924)	(881)	(898)	(2,852)	(13,566)

Ending units	410,021	484,675	136,972	131,469	137,620	134,184

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2		Prudential SP Small Cap Value Portfolio		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(2,064)	$(1,713)	$30,498	$23,517	$1,740	$1,067	$28,340	$10,679
0	0	0	0	0	0	72,050	0
6,022	(2,036)	27,342	(41,580)	15,172	6,656	73,621	(19,615)
(16,386)	58,554	(276,895)	1,499,485	(70,912)	104,426	(11,343)	1,146,054

(12,428)	54,805	(219,055)	1,481,422	(54,000)	112,149	162,668	1,137,118

23,374	22,443	940,954	1,079,845	126,940	138,393	1,145,240	1,084,866
(10,072)	0	(224,011)	(251,004)	(66,289)	(42,415)	(268,020)	(188,997)
132	0	39,422	29,636	7,728	8,053	53,884	30,883
(24,646)	(18,319)	(229,597)	(266,548)	(29,249)	(49,182)	(308,995)	(306,396)
2,651	3,235	(13,297)	3,685	(18,035)	4,489	8,333	2,912,274
(7,852)	(8,837)	(391,754)	(432,892)	(41,304)	(41,886)	(468,475)	(437,073)

(16,413)	(1,478)	121,717	162,722	(20,209)	17,452	161,967	3,095,557

(28,841)	53,327	(97,338)	1,644,144	(74,209)	129,601	324,635	4,232,675

262,707	209,380	7,248,321	5,604,177	923,094	793,493	8,283,825	4,051,150

$233,866	$262,707	$7,150,983	$7,248,321	$848,885	$923,094	$8,608,460	$8,283,825

271,179	273,533	4,028,346	3,920,768	853,137	835,713	4,760,484	2,809,459

29,344	32,791	603,597	813,673	132,369	155,472	715,838	2,893,085
(43,086)	(35,145)	(528,902)	(706,095)	(152,735)	(138,048)	(632,092)	(942,060)

257,437	271,179	4,103,041	4,028,346	832,771	853,137	4,844,230	4,760,484

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential SP Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio
	01/01/2011 to 04/29/2011**	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(14,655)	$356,211	$24,362	$26,881	$65,172	$50,307
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,704,513	(284,947)	(35,539)	(75,316)	(56,327)	(75,001)
Net change in unrealized gain (loss) on investments	(193,227)	2,635,223	(376,417)	348,385	(428,347)	316,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,496,631	2,706,487	(387,594)	299,950	(419,502)	291,365

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,686,356	5,528,719	402,155	466,859	370,096	503,781
Policy loans	(206,680)	(557,530)	(83,448)	(67,242)	(64,257)	(53,787)
Policy loan repayments and interest	35,935	50,560	12,650	10,223	11,305	7,819
Surrenders, withdrawals and death benefits	(299,061)	(879,661)	(111,239)	(60,314)	(138,472)	(85,714)
Net transfers between other subaccounts or fixed rate option	(24,736,620)	(737,276)	17,147	(82,836)	22,703	(2,347)
Withdrawal and other charges	(796,527)	(2,434,993)	(160,415)	(177,353)	(169,599)	(186,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,316,597)	969,819	76,850	89,337	31,776	182,858

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,819,966)	3,676,306	(310,744)	389,287	(387,726)	474,223

NET ASSETS
Beginning of period	22,819,966	19,143,660	2,522,891	2,133,604	3,115,970	2,641,747

End of period	$0	$22,819,966	$2,212,147	$2,522,891	$2,728,244	$3,115,970

Beginning units	16,214,665	15,541,725	1,718,765	1,654,845	2,099,445	1,973,543

Units issued	1,167,920	4,438,052	435,767	419,795	357,713	452,497
Units redeemed	(17,382,585)	(3,765,112)	(378,021)	(355,875)	(333,304)	(326,595)

Ending units	0	16,214,665	1,776,511	1,718,765	2,123,854	2,099,445

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares		Goldman Sachs Structured Small Cap Equity Fund		Invesco V.I. Technology Fund		M Large Cap Growth Fund
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$731	$725	$307	$151	$(20)	$(82)	$0	$90
2,564	0	0	0	0	0	0	0
(2,633)	19,620	154	(189)	8,730	285	637	(318)
(98,166)	23,024	(23)	10,134	(8,199)	7,944	(1,386)	5,151

(97,504)	43,369	438	10,096	511	8,147	(749)	4,923

101,533	61,335	4,534	4,495	0	26	12,240	8,610
(899)	(2,247)	0	0	(9,818)	0	(1,331)	(945)
1,573	121	0	0	132	0	2,565	1,228
(5,192)	(925)	(1,962)	0	(24,716)	0	0	0
43,291	(31,578)	0	0	0	0	0	3,706
(37,827)	(35,209)	(916)	(819)	(2,623)	(3,874)	(8,416)	(6,726)

102,479	(8,503)	1,656	3,676	(37,025)	(3,848)	5,058	5,873

4,975	34,866	2,094	13,772	(36,514)	4,299	4,309	10,796

218,625	183,759	45,336	31,564	46,226	41,927	26,792	15,996

$223,600	$218,625	$47,430	$45,336	$9,712	$46,226	$31,101	$26,792

20,802	21,837	28,741	25,984	131,357	144,377	1,783	1,310

17,882	13,758	2,908	3,381	384	0	950	1,107
(7,210)	(14,793)	(1,722)	(624)	(102,625)	(13,020)	(647)	(634)

31,474	20,802	29,927	28,741	29,116	131,357	2,086	1,783

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	M International Equity Fund		M Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$620	$881	$147	$225	$1,282	$2,540
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(758)	(1,629)	382	(61)	7,031	4,834
Net change in unrealized gain (loss) on investments	(2,738)	2,564	(2,608)	2,439	5,810	32,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,876)	1,816	(2,079)	2,603	14,123	39,978

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4	12,058	12,055	12,053	78,552	69,361
Policy loans	(154)	(363)	0	0	(2,457)	(3,487)
Policy loan repayments and interest	0	507	0	0	1,386	297
Surrenders, withdrawals and death benefits	0	0	0	0	(15,034)	(1,709)
Net transfers between other subaccounts or fixed rate option	0	2,806	0	5,310	33,163	11,038
Withdrawal and other charges	(6,846)	(8,431)	(9,213)	(8,829)	(41,783)	(43,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,996)	6,577	2,842	8,534	53,827	32,447

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,872)	8,393	763	11,137	67,950	72,425

NET ASSETS
Beginning of period	27,776	19,383	32,572	21,435	199,352	126,927

End of period	$17,904	$27,776	$33,335	$32,572	$267,302	$199,352

Beginning units	1,789	1,306	2,208	1,588	15,246	12,479

Units issued	0	1,086	783	1,319	8,696	8,131
Units redeemed	(455)	(603)	(635)	(699)	(4,744)	(5,364)

Ending units	1,334	1,789	2,356	2,208	19,198	15,246

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
AST J.P. Morgan Strategic Opportunities Portfolio		AST BlackRock Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio		AST Federated Aggressive Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 04/29/2011**	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$803	$193	$1,389	$2,508	$(18)	$(45)	$323	$(30)
0	0	0	0	0	0	0	0
748	549	2,123	(1,745)	16,018	2,551	1,605	750
(2,163)	4,129	(5,244)	23,245	(9,108)	6,889	(24,907)	16,100

(612)	4,871	(1,732)	24,008	6,892	9,395	(22,979)	16,820

123,089	43,529	91,868	94,764	7,635	22,559	43,327	32,960
(36)	(98)	(6,923)	(2,425)	(37)	(133)	(238)	(160)
6	1	556	27	0	0	6	4
(1,173)	(795)	(18,978)	(3,322)	(222)	(290)	(5,649)	(1,165)
46,162	5,224	6,551	(812)	(62,285)	(284)	62,258	2,768
(62,687)	(25,082)	(44,862)	(46,513)	(4,494)	(11,798)	(27,070)	(17,915)

105,361	22,779	28,212	41,719	(59,403)	10,054	72,634	16,492

104,749	27,650	26,480	65,727	(52,511)	19,449	49,655	33,312

80,138	52,488	223,271	157,544	52,511	33,062	76,005	42,693

$184,887	$80,138	$249,751	$223,271	$0	$52,511	$125,660	$76,005

6,271	4,414	20,388	16,160	4,534	3,430	5,597	4,163

12,680	4,171	9,224	9,676	639	4,200	8,042	3,347
(4,575)	(2,314)	(6,670)	(5,448)	(5,173)	(3,096)	(2,978)	(1,913)

14,376	6,271	22,942	20,388	0	4,534	10,661	5,597

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio		AST Marsico Capital Growth Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$1,249	$799	$(233)	$(176)	$487	$3,587
Capital gains distributions received	0	0	10,834	0	0	0
Realized gain (loss) on shares redeemed	7,565	2,742	5,379	14,411	10,300	(10,845)
Net change in unrealized gain (loss) on investments	(26,678)	53,269	(20,664)	21,061	(21,992)	158,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,864)	56,810	(4,684)	35,296	(11,205)	151,567

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	103,225	107,131	75,229	73,012	212,002	213,195
Policy loans	(6,461)	(5,432)	(4,891)	(53,372)	(15,221)	(14,824)
Policy loan repayments and interest	1,796	256	96	17	2,882	2,154
Surrenders, withdrawals and death benefits	(15,638)	(4,038)	(8,381)	(1,315)	(63,250)	(48,881)
Net transfers between other subaccounts or fixed rate option	4,505	(3,307)	48,363	34,031	23,791	61,261
Withdrawal and other charges	(60,125)	(62,069)	(44,128)	(45,100)	(98,127)	(94,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,302	32,541	66,288	7,273	62,077	117,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,438	89,351	61,604	42,569	50,872	269,509

NET ASSETS
Beginning of period	288,262	198,911	210,234	167,665	956,161	686,652

End of period	$297,700	$288,262	$271,838	$210,234	$1,007,033	$956,161

Beginning units	21,408	18,593	14,108	13,469	94,463	81,062

Units issued	9,130	9,691	8,931	9,171	24,281	32,445
Units redeemed	(7,000)	(6,876)	(4,218)	(8,532)	(18,330)	(19,044)

Ending units	23,538	21,408	18,821	14,108	100,414	94,463

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$229	$23	$(16)	$(23)	$1,182	$1,572	$3,140	$1,975
0	0	0	0	2,437	97	0	0
2,379	1,137	1,226	(402)	(3)	(14)	1,120	(16,875)
(3,365)	10,695	(771)	6,122	(651)	733	(116,869)	132,519

(757)	11,855	439	5,697	2,965	2,388	(112,609)	117,619

34,545	34,880	0	2	51,589	29,006	246,692	274,494
(1,669)	(4,319)	(18)	(1)	(3)	(110)	(10,287)	(8,820)
153	65	0	0	4	3	509	1,211
(4,215)	(1,838)	(1,464)	(80)	(1,614)	(3,252)	(27,096)	(28,764)
(1,207)	32,878	(7,322)	(1,177)	81,917	4,713	(6,831)	(5,556)
(22,286)	(23,465)	(1,904)	(3,196)	(23,403)	(17,374)	(135,633)	(145,124)

5,321	38,201	(10,708)	(4,452)	108,490	12,986	67,354	87,441

4,564	50,056	(10,269)	1,245	111,455	15,374	(45,255)	205,060

94,773	44,717	24,324	23,079	74,938	59,564	703,852	498,792

$99,337	$94,773	$14,055	$24,324	$186,393	$74,938	$658,597	$703,852

7,979	4,242	1,690	2,061	5,824	4,805	43,691	37,257

3,094	6,619	0	0	10,584	2,766	17,576	21,295
(2,651)	(2,882)	(729)	(371)	(2,225)	(1,747)	(13,169)	(14,861)

8,422	7,979	961	1,690	14,183	5,824	48,098	43,691

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$255	$209	$2,834	$2,525	$2,757	$2,467
Capital gains distributions received	0	0	0	0	804	482
Realized gain (loss) on shares redeemed	463	(435)	3,326	(376)	294	(231)
Net change in unrealized gain (loss) on investments	(3,886)	6,894	(30,794)	16,603	28	2,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,168)	6,668	(24,634)	18,752	3,883	4,970

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,784	26,327	96,983	113,304	47,709	44,999
Policy loans	(3)	(200)	(8,887)	(5,552)	(1,154)	(102)
Policy loan repayments and interest	8	2	268	123	26	2
Surrenders, withdrawals and death benefits	(879)	(278)	(23,346)	(5,420)	(7,391)	(1,734)
Net transfers between other subaccounts or fixed rate option	11,363	(2,840)	3,949	(14,224)	13,949	6,840
Withdrawal and other charges	(15,142)	(17,204)	(52,561)	(60,707)	(29,635)	(29,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,131	5,807	16,406	27,524	23,504	20,604

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,963	12,475	(8,228)	46,276	27,387	25,574

NET ASSETS
Beginning of period	61,114	48,639	262,007	215,731	104,316	78,742

End of period	$85,077	$61,114	$253,779	$262,007	$131,703	$104,316

Beginning units	4,419	3,937	21,645	19,080	7,822	6,237

Units issued	3,120	2,174	9,395	14,533	4,472	4,031
Units redeemed	(1,182)	(1,692)	(7,940)	(11,968)	(2,800)	(2,446)

Ending units	6,357	4,419	23,100	21,645	9,494	7,822

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
M Capital Appreciation Fund		American Century VP Mid Cap Value Fund – Class 1 Shares		AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$0	$39	$714	$828	$24,671	$17,110	$(4,351)	$(34)
2,334	0	1,251	0	0	0	0	0
1,170	966	1,428	816	(29,796)	(67,781)	48,806	7,138
(5,703)	3,219	(3,214)	5,246	(98,312)	316,453	(81,077)	453,398

(2,199)	4,224	179	6,890	(103,437)	265,782	(36,622)	460,502

8,606	8,613	23,524	11,301	447,314	486,161	239,689	241,677
0	0	(24)	(704)	(70,844)	(84,353)	(82,729)	(29,729)
0	0	12	42	11,753	11,664	15,463	7,271
0	0	(3,565)	(92)	(117,168)	(75,045)	(83,049)	(70,454)
0	(298)	7,132	5,673	22,600	(51,365)	85,153	52,357
(6,585)	(5,957)	(10,356)	(5,911)	(173,508)	(192,461)	(115,690)	(103,464)

2,021	2,358	16,723	10,309	120,147	94,601	58,837	97,658

(178)	6,582	16,902	17,199	16,710	360,383	22,215	558,160

20,619	14,037	47,963	30,764	2,349,021	1,988,638	1,794,509	1,236,349

$20,441	$20,619	$64,865	$47,963	$2,365,731	$2,349,021	$1,816,724	$1,794,509

1,113	962	4,033	3,082	283,147	270,691	144,827	135,818

434	632	2,842	1,783	67,065	74,309	32,683	35,761
(358)	(481)	(1,377)	(832)	(51,986)	(61,853)	(29,091)	(26,752)

1,189	1,113	5,498	4,033	298,226	283,147	148,419	144,827

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares		Prudential Jennison 20/20 Focus Portfolio		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$8	$5	$(62)	$(279)	$62	$63
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	35	49	25,506	6,703	326	268
Net change in unrealized gain (loss) on investments	(39)	70	(41,959)	21,568	(802)	1,094

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4	124	(16,515)	27,992	(414)	1,425

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	955	872	180,107	141,919	7,456	4,818
Policy loans	0	0	(315)	(2,556)	(37)	0
Policy loan repayments and interest	0	0	1,039	86	3	0
Surrenders, withdrawals and death benefits	(8)	(35)	(57,084)	(2,975)	(132)	(71)
Net transfers between other subaccounts or fixed rate option	9	(130)	(2,738)	53,058	15,020	3,154
Withdrawal and other charges	(408)	(403)	(81,463)	(71,449)	(4,229)	(3,254)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	548	304	39,546	118,083	18,081	4,647

TOTAL INCREASE (DECREASE) IN NET ASSETS	552	428	23,031	146,075	17,667	6,072

NET ASSETS
Beginning of period	1,157	729	361,590	215,515	9,968	3,896

End of period	$1,709	$1,157	$384,621	$361,590	$27,635	$9,968

Beginning units	109	79	34,700	22,281	947	442

Units issued	90	97	23,677	21,802	2,297	907
Units redeemed	(38)	(67)	(19,823)	(9,383)	(575)	(402)

Ending units	161	109	38,554	34,700	2,669	947

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
MFS® Utilities Series – Initial Class		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares		AST T. Rowe Price Large-Cap Growth Portfolio		AST Schroders Multi-Asset World Strategies Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$3,342	$1,916	$9	$(6)	$(3,821)	$(3,257)	$371	$3
0	0	0	0	0	0	284	0
1,677	959	138	1,227	35,336	8,877	(58)	124
1,658	7,433	(353)	604	(58,392)	185,912	(4,340)	784

6,677	10,308	(206)	1,825	(26,877)	191,532	(3,743)	911

30,905	25,387	1,886	1,065	223,299	246,063	74,498	11,181
(28)	(683)	0	0	(45,743)	(43,439)	0	0
3	44	0	2	10,499	8,456	0	0
(552)	(77)	(7)	0	(68,802)	(65,937)	0	0
19,029	9,376	247	2,502	37,019	(17,811)	40,569	8,806
(18,729)	(13,510)	(1,681)	(1,408)	(99,826)	(97,020)	(33,646)	(5,921)

30,628	20,537	445	2,161	56,446	30,312	81,421	14,066

37,305	30,845	239	3,986	29,569	221,844	77,678	14,977

86,448	55,603	5,820	1,834	1,433,491	1,211,647	14,977	0

$123,753	$86,448	$6,059	$5,820	$1,463,060	$1,433,491	$92,655	$14,977

8,933	6,533	573	222	129,154	126,113	1,062	0

5,372	4,223	210	1,618	35,694	31,739	8,174	1,508
(2,317)	(1,823)	(166)	(1,267)	(30,420)	(28,698)	(2,417)	(446)

11,988	8,933	617	573	134,428	129,154	6,819	1,062

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$127,241	$119,620	$602	$(16)	$7,280	$16,483
Capital gains distributions received	287,337	134,382	0	0	0	0
Realized gain (loss) on shares redeemed	8,347	17,845	509	211	69,428	23,392
Net change in unrealized gain (loss) on investments	(183,406)	280,041	347	2,621	(350,874)	816,463

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	239,519	551,888	1,458	2,816	(274,166)	856,338

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,043,783	1,103,602	133,693	22,942	1,686,679	1,733,554
Policy loans	(169,523)	(154,816)	0	0	(178,072)	(148,703)
Policy loan repayments and interest	33,107	15,969	0	0	24,644	14,527
Surrenders, withdrawals and death benefits	(317,149)	(230,183)	(21)	0	(212,115)	(268,852)
Net transfers between other subaccounts or fixed rate option	25,299	129,831	191,242	16,798	(68,777)	40,012
Withdrawal and other charges	(474,124)	(509,467)	(72,198)	(8,913)	(746,189)	(810,463)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	141,393	354,936	252,716	30,827	506,170	560,075

TOTAL INCREASE (DECREASE) IN NET ASSETS	380,912	906,824	254,174	33,643	232,004	1,416,413

NET ASSETS
Beginning of period	8,159,987	7,253,163	33,643	0	6,903,427	5,487,014

End of period	$8,540,899	$8,159,987	$287,817	$33,643	$7,135,431	$6,903,427

Beginning units	764,078	729,796	2,436	0	590,335	536,794

Units issued	109,050	130,566	23,282	3,117	148,024	174,509
Units redeemed	(96,118)	(96,284)	(5,230)	(681)	(105,120)	(120,968)

Ending units	777,010	764,078	20,488	2,436	633,239	590,335

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST First Trust Balanced Target Portfolio		AST First Trust Capital Appreciation Target Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$43,950	$61,784	$21,877	$31,500	$203	$18	$318	$0
0	0	0	0	0	0	0	0
96,659	29,576	17,175	11,056	(132)	65	(248)	116
(326,660)	1,116,354	(21,929)	245,097	(706)	255	(3,950)	468

(186,051)	1,207,714	17,123	287,653	(635)	338	(3,880)	584

2,735,554	2,552,505	552,399	555,111	40,935	4,829	93,333	5,834
(371,008)	(238,910)	(45,134)	(62,434)	0	0	0	0
68,926	99,527	7,974	5,511	0	0	0	0
(500,884)	(423,740)	(83,885)	(137,517)	0	0	(122)	0
87,946	195,166	291,111	33,681	40,826	1,942	35,428	18,717
(1,242,886)	(1,138,258)	(258,406)	(226,180)	(20,755)	(3,037)	(37,857)	(3,999)

777,648	1,046,290	464,059	168,172	61,006	3,734	90,782	20,552

591,597	2,254,004	481,182	455,825	60,371	4,072	86,902	21,136

11,625,903	9,371,899	3,159,419	2,703,594	4,072	0	21,136	0

$12,217,500	$11,625,903	$3,640,601	$3,159,419	$64,443	$4,072	$108,038	$21,136

1,024,356	925,278	285,877	269,701	286	0	1,434	0

260,121	274,411	83,676	63,204	5,846	515	9,082	1,728
(192,317)	(175,333)	(42,476)	(47,028)	(1,520)	(229)	(2,680)	(294)

1,092,160	1,024,356	327,077	285,877	4,612	286	7,836	1,434

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Advanced Strategies Portfolio		AST CLS Growth Asset Allocation Portfolio		AST CLS Moderate Asset Allocation Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$568	$(5)	$(23)	$(22)	$34	$(25)
Capital gains distributions received	0	0	783	0	741	0
Realized gain (loss) on shares redeemed	188	204	641	615	131	140
Net change in unrealized gain (loss) on investments	(3,034)	2,653	(5,300)	2,823	(2,281)	2,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,278)	2,852	(3,899)	3,416	(1,375)	2,381

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	104,979	18,315	148,973	37,020	62,284	16,318
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(124)	0	(165)	0	0	0
Net transfers between other subaccounts or fixed rate option	84,915	15,710	111,795	16,905	33,425	23,458
Withdrawal and other charges	(54,949)	(6,973)	(84,116)	(18,600)	(32,937)	(5,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	134,821	27,052	176,487	35,325	62,772	34,409

TOTAL INCREASE (DECREASE) IN NET ASSETS	132,543	29,904	172,588	38,741	61,397	36,790

NET ASSETS
Beginning of period	29,904	0	38,741	0	36,790	0

End of period	$162,447	$29,904	$211,329	$38,741	$98,187	$36,790

Beginning units	2,082	0	2,693	0	2,705	0

Units issued	13,089	2,597	18,341	4,085	7,142	3,121
Units redeemed	(3,844)	(515)	(5,946)	(1,392)	(2,476)	(416)

Ending units	11,327	2,082	15,088	2,693	7,371	2,705

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	4/29/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011

$40	$113	$(29,749)	$0	$0
0	0	0	0	0
942	1,447	(90,968)	(5)	0
(1,210)	1,938	(1,705,368)	5	0

(228)	3,498	(1,826,085)	0	0

2,710	799	3,413,627	613	37
0	0	(504,696)	0	0
0	0	75,708	0	0
(8)	0	(911,621)	0	0
1,894	(1,097)	24,523,158	763	43
(1,792)	(990)	(1,505,589)	(381)	(68)

2,804	(1,288)	25,090,587	995	12

2,576	2,210	23,264,502	995	12

14,813	12,603	0	0	0

$17,389	$14,813	$23,264,502	$995	$12

1,420	1,532	0	0	0

635	341	2,837,266	130	8
(390)	(453)	(324,406)	(36)	(7)

1,665	1,420	2,512,860	94	1

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio
	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011
OPERATIONS
Net investment income (loss)	$0	$0	$0
Capital gains distributions received	0	0	0
Realized gain (loss) on shares redeemed	0	0	(1)
Net change in unrealized gain (loss) on investments	0	66	(7)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	0	66	(8)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17	1,323	77
Policy loans	0	0	0
Policy loan repayments and interest	0	0	0
Surrenders, withdrawals and death benefits	0	0	0
Net transfers between other subaccounts or fixed rate option	10	1,487	2,207
Withdrawal and other charges	(24)	(700)	(85)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	3	2,110	2,199

TOTAL INCREASE (DECREASE) IN NET ASSETS	3	2,176	2,191

NET ASSETS
Beginning of period	0	0	0

End of period	$3	$2,176	$2,191

Beginning units	0	0	0

Units issued	3	255	223
Units redeemed	(3)	(64)	(11)

Ending units	0	191	212

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011

$(1)	$(4)	$(3)
0	0	0
1	0	5
25	49	135

25	45	137

1,075	5,409	334
0	0	0
0	0	0
0	0	0
2,803	6,178	6,043
(518)	(1,177)	(365)

3,360	10,410	6,012

3,385	10,455	6,149

0	0	0

$3,385	$10,455	$6,149

0	0	0

390	1,160	649
(52)	(118)	(36)

338	1,042	613

The accompanying notes are an integral part of these financial statements.

A36

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2011

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), Pruco Life of New Jersey PruSelect III (“PSEL III”), Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), Pruco Life of New Jersey PruLife Custom Premier (“VUL”), Pruco Life of New Jersey MPremier VUL (“MPVUL”), Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are one hundred and eighteen subaccounts within the Account, of which seventy four had activity during 2011. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Income & Growth Fund*
American Century VP Mid Cap Value Fund – Class 1 Shares
American Century VP Value Fund
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio (merged from Prudential SP Growth Asset Allocation Portfolio)
AST BlackRock Value Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio (merged from AST Neuberger Berman Small-Cap Growth Portfolio)
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio (merged to AST Federated Aggressive Growth Portfolio)**
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares*
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares

A37

Note 1:	General (Continued)

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares*
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
Goldman Sachs Structured Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund*
Janus Aspen Balanced Portfolio – Service Shares*
Janus Aspen Enterprise Portfolio – Service Shares*
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Service Shares
Janus Aspen Overseas Portfolio – Service Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
M Business Opportunity Value Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
MFS® Growth Series – Initial Class
MFS® Utilities Series – Initial Class
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares*
ProFund VP Asia 30*
ProFund VP Banks*
ProFund VP Basic Materials*
ProFund VP Bear*
ProFund VP Biotechnology*
ProFund VP Bull*
ProFund VP Consumer Goods Portfolio*
ProFund VP Consumer Services*
ProFund VP Europe 30*
ProFund VP Financials*
ProFund VP Health Care*
ProFund VP Industrials*
ProFund VP Internet*
ProFund VP Japan*
ProFund VP Mid-Cap Growth*
ProFund VP Mid-Cap Value*
ProFund VP Money Market*
ProFund VP NASDAQ-100*
ProFund VP Oil & Gas*
ProFund VP Pharmaceuticals*
ProFund VP Precious Metals*
ProFund VP Real Estate*
ProFund VP Rising Rates Opportunity*
ProFund VP Semiconductor*
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap*
ProFund VP Small-Cap Growth*
ProFund VP Small-Cap Value*
ProFund VP Technology*
ProFund VP Telecommunications*
ProFund VP U.S. Government Plus*
ProFund VP UltraBull*
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100*
ProFund VP UltraSmall-Cap*
ProFund VP Utilities*
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Growth Asset Allocation Portfolio (merged to AST BlackRock Global Strategies Portfolio)**
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
T. Rowe Price International Stock Portfolio
The Dreyfus Socially Responsible Growth Fund – Service Shares
TOPS Aggressive Growth ETF Portfolio
TOPS Balanced ETF Portfolio
TOPS Capital Preservation ETF Portfolio
TOPS Growth ETF Portfolio
TOPS Moderate Growth ETF Portfolio
TOPS Protected Balanced ETF Portfolio
TOPS Protected Growth ETF Portfolio
TOPS Protected Moderate Growth ETF Portfolio
*	Subaccount was available for investment but had no assets as of December 31, 2011.

**	Subaccount no longer available for investment as of December 31, 2011.

At December 31, 2011 and 2010 there were no balances or transactions for the periods that ended pertaining to the following funds: American Century VP Income & Growth Fund, Dreyfus Investment Portfolios, MidCap Stock Portfolio—Initial Shares, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio—Initial Shares, Janus Aspen Enterprise Portfolio—Service Shares, Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares, ProFund VP Asia 30, ProFund VP Banks, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Basic Materials, ProFund VP UltraBull, ProFund VP Bull, ProFund VP Consumer Services, ProFund VP Consumer Goods Portfolio, ProFund VP Oil & Gas, ProFund VP Europe 30, ProFund VP Financials, ProFund VP U.S. Government Plus, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Japan, ProFund VP Precious Metals, ProFund VP Mid-Cap Growth, ProFund VP Money Market, ProFund VP Mid-Cap Value, ProFund VP Pharmaceuticals, ProFund VP Real

A38

Note 1:	General (Continued)

Estate, ProFund VP Rising Rates Opportunity, ProFund VP NASDAQ-100, ProFund VP Small-Cap, ProFund VP Semiconductor, ProFund VP Small-Cap Growth, ProFund VP Short NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap Value, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP UltraMid-Cap, ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Utilities, Invesco V.I. Utilities Fund, and Janus Aspen Balanced Portfolio—Service Shares.

The Series Funds are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 3, 2011 as net transfers between subaccounts. The transfers occurred as follows:

April 29, 2011	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio
Shares	6,070	14,218
Net asset value per share	$10.24	$10.01
Net assets before merger	$62,156	$80,163
Net assets after merger	$0	$142,319

	Prudential SP Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
Shares	2,569,718	2,454,081
Net asset value per share	$9.55	$10.00
Net assets before merger	$24,540,806	$0
Net assets after merger	$0	$24,540,806

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

A39

Note 2:	Significant Accounting Policies (Continued)

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of “Series Funds”, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

Proprietary Funds (“Series Funds”)	$1,811,980,389
Goldman Sachs Structured Small Cap Equity Fund	$47,430
The Dreyfus Socially Responsible Growth Fund – Service Shares	$1,709
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$17,389
Janus Aspen Overseas Portfolio – Service Shares	$223,600

A40

Note 3:	Fair Value (Continued)

Janus Aspen Janus Portfolio – Service Shares	$848,885
Janus Aspen Janus Portfolio – Institutional Shares	$296,113
M International Equity Fund	$17,904
M Capital Appreciation Fund	$20,441
M Business Opportunity Value Fund	$33,335
M Large Cap Growth Fund	$31,101
TOPS Aggressive Growth ETF Portfolio	$995
TOPS Balanced ETF Portfolio	$12
TOPS Capital Preservation ETF Portfolio	$3
TOPS Growth ETF Portfolio	$2,176
TOPS Moderate Growth ETF Portfolio	$2,191
TOPS Protected Balanced ETF Portfolio	$3,385
TOPS Protected Growth ETF Portfolio	$10,455
TOPS Protected Moderate Growth ETF Portfolio	$6,149

Transfers between Level 1 and Level 2

During 2011, there were no significant transfers from Level 1 to Level 2. There were significant transfers from Level 2 to Level 1 of $46,226 in respect of the Invesco V.I. Technology Fund. The transfers are based on values as of December 31, 2010. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$21,003,937	$(96,136,203)
Prudential Diversified Bond Portfolio	$1,973,289	$(10,184,311)
Prudential Equity Portfolio	$1,278,661	$(7,119,406)
Prudential Flexible Managed Portfolio	$922,233	$(9,469,088)
Prudential Conservative Balanced Portfolio	$748,834	$(5,846,060)
Prudential High Yield Bond Portfolio	$801,790	$(11,671,953)
Prudential Stock Index Portfolio	$5,154,198	$(5,796,231)
Prudential Value Portfolio	$755,657	$(1,199,159)
Prudential Natural Resources Portfolio	$1,233,484	$(2,921,931)
Prudential Global Portfolio	$517,822	$(772,864)
Prudential Government Income Portfolio	$313,410	$(369,159)
Prudential Jennison Portfolio	$921,493	$(1,471,265)
Prudential Small Capitalization Stock Portfolio	$401,055	$(603,579)
T. Rowe Price International Stock Portfolio	$4,831	$(39,713)

A41

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Janus Aspen Janus Portfolio – Institutional Shares	$19,436	$(72,419)
MFS® Growth Series – Initial Class	$4,248	$(1,237)
American Century VP Value Fund	$10,410	$(6,105)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2	$26,227	$(44,704)
Prudential SP Small Cap Value Portfolio	$565,169	$(461,474)
Janus Aspen Janus Portfolio – Service Shares	$88,946	$(111,388)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$742,859	$(602,294)
Prudential SP Growth Asset Allocation Portfolio	$998,576	$(25,329,828)
Prudential SP International Growth Portfolio	$455,087	$(385,613)
Prudential SP International Value Portfolio	$395,844	$(374,315)
Janus Aspen Overseas Portfolio – Service Shares	$134,626	$(32,392)
Goldman Sachs Structured Small Cap Equity Fund	$4,534	$(2,971)
Invesco V.I. Technology Fund	$0	$(37,069)
M Large Cap Growth Fund	$13,013	$(7,955)
M International Equity Fund	$0	$(6,997)
M Business Opportunity Value Fund	$12,058	$(9,217)
AST Cohen & Steers Realty Portfolio	$89,358	$(35,763)
AST J.P. Morgan Strategic Opportunities Portfolio	$126,402	$(21,239)
AST BlackRock Value Portfolio	$73,661	$(45,687)
AST Neuberger Berman Small-Cap Growth Portfolio	$5,536	$(64,957)
AST Federated Aggressive Growth Portfolio	$92,965	$(20,443)
AST Small-Cap Value Portfolio	$75,835	$(48,823)
AST Goldman Sachs Mid-Cap Growth Portfolio	$102,217	$(36,162)
AST Marsico Capital Growth Portfolio	$189,813	$(129,891)
AST MFS Growth Portfolio	$23,946	$(18,722)
AST Neuberger Berman Mid-Cap Growth Portfolio	$224	$(10,947)
AST PIMCO Limited Maturity Bond Portfolio	$125,445	$(17,101)
AST T. Rowe Price Natural Resources Portfolio	$172,122	$(105,477)
AST MFS Global Equity Portfolio	$35,771	$(8,713)
AST JPMorgan International Equity Portfolio	$70,508	$(54,359)
AST T. Rowe Price Global Bond Portfolio	$43,141	$(19,753)
M Capital Appreciation Fund	$8,613	$(6,592)
American Century VP Mid Cap Value Fund – Class 1 Shares	$26,193	$(9,524)
AST Large-Cap Value Portfolio	$359,281	$(244,130)
AST Small-Cap Growth Portfolio	$302,743	$(248,258)
The Dreyfus Socially Responsible Growth Fund – Service Shares	$804	$(256)
Prudential Jennison 20/20 Focus Portfolio	$201,368	$(162,228)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$21,266	$(3,202)
MFS® Utilities Series – Initial Class	$41,279	$(10,758)
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$1,570	$(1,132)
AST T. Rowe Price Large-Cap Growth Portfolio	$301,801	$(249,176)
AST Schroders Multi-Asset World Strategies Portfolio	$91,225	$(9,925)
AST PIMCO Total Return Bond Portfolio	$730,836	$(610,084)
AST T. Rowe Price Asset Allocation Portfolio	$269,453	$(17,030)
AST Wellington Management Hedged Equity Portfolio	$1,144,931	$(653,088)
AST Balanced Asset Allocation Portfolio	$1,876,088	$(1,126,164)
AST Preservation Asset Allocation Portfolio	$763,836	$(309,756)
AST First Trust Balanced Target Portfolio	$70,447	$(9,507)
AST First Trust Capital Appreciation Target Portfolio	$102,413	$(11,763)
AST Advanced Strategies Portfolio	$146,619	$(12,033)
AST CLS Growth Asset Allocation Portfolio	$210,609	$(34,372)
AST CLS Moderate Asset Allocation Portfolio	$75,217	$(12,595)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$5,928	$(3,142)
AST BlackRock Global Strategies Portfolio	$26,670,463	$(1,609,625)
TOPS Aggressive Growth ETF Portfolio	$1,177	$(181)
TOPS Balanced ETF Portfolio	$20	$(9)
TOPS Capital Preservation ETF Portfolio	$3	$0
TOPS Growth ETF Portfolio	$2,738	$(628)
TOPS Moderate Growth ETF Portfolio	$2,268	$(69)

A42

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
TOPS Protected Balanced ETF Portfolio	$3,622	$(263)
TOPS Protected Growth ETF Portfolio	$10,884	$(478)
TOPS Protected Moderate Growth ETF Portfolio	$6,244	$(235)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding during the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

A43

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2011	110,816	$1.16827	to	$11.80130	$149,078	0.02%	0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	158,507	$1.16879	to	$11.79799	$224,168	0.03%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	153,277	$1.16919	to	$11.79333	$212,493	0.41%	0.00%	to	0.90%	-0.50%	to	0.40%
December 31, 2008	171,823	$1.16584	to	$11.74670	$237,470	2.57%	0.00%	to	0.90%	1.71%	to	2.65%
December 31, 2007	149,741	$1.13677	to	$11.44374	$202,726	4.93%	0.00%	to	0.90%	4.14%	to	5.06%

	Prudential Diversified Bond Portfolio
December 31, 2011	193,013	$1.68563	to	$16.80071	$439,874	4.31%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	196,380	$1.56925	to	$15.62673	$417,028	4.24%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	156,799	$1.42063	to	$14.13312	$304,750	4.81%	0.00%	to	0.90%	19.43%	to	20.51%
December 31, 2008	113,905	$1.17995	to	$11.72770	$187,945	5.30%	0.00%	to	0.90%	-4.31%	to	-3.46%
December 31, 2007	62,812	$1.22341	to	$12.14763	$113,767	5.77%	0.00%	to	0.90%	4.76%	to	5.71%

	Prudential Equity Portfolio
December 31, 2011	19,936	$1.21658	to	$9.87940	$143,252	0.68%	0.10%	to	0.90%	-4.33%	to	-3.56%
December 31, 2010	20,307	$1.27159	to	$10.28701	$154,186	0.78%	0.10%	to	0.90%	10.91%	to	11.79%
December 31, 2009	20,642	$1.14646	to	$9.24053	$143,537	1.59%	0.10%	to	0.90%	36.95%	to	38.04%
December 31, 2008	21,332	$0.83715	to	$6.72228	$110,438	1.44%	0.10%	to	0.90%	-38.71%	to	-38.22%
December 31, 2007	21,368	$1.36594	to	$10.93551	$183,818	1.07%	0.10%	to	0.90%	8.34%	to	9.21%

	Prudential Flexible Managed Portfolio
December 31, 2011	33,601	$1.32802	to	$14.25121	$226,765	1.95%	0.25%	to	0.90%	3.41%	to	4.08%
December 31, 2010	34,701	$1.28426	to	$13.69306	$225,640	2.24%	0.25%	to	0.90%	11.03%	to	11.76%
December 31, 2009	35,987	$1.15666	to	$6.12740	$210,128	3.48%	0.60%	to	0.90%	18.88%	to	19.51%
December 31, 2008	37,733	$0.97293	to	$5.12702	$184,608	2.96%	0.41%	to	0.90%	-25.49%	to	-25.09%
December 31, 2007	38,685	$1.30579	to	$6.84455	$252,941	2.38%	0.60%	to	0.90%	5.41%	to	5.96%

	Prudential Conservative Balanced Portfolio
December 31, 2011	20,046	$1.38183	to	$14.04399	$112,725	2.25%	0.25%	to	0.90%	3.67%	to	4.34%
December 31, 2010	20,849	$1.33292	to	$13.46019	$112,728	2.44%	0.25%	to	0.90%	10.75%	to	11.46%
December 31, 2009	21,547	$1.20355	to	$5.17076	$104,992	3.76%	0.60%	to	0.90%	18.94%	to	19.52%
December 31, 2008	22,423	$1.01188	to	$4.32625	$91,548	3.43%	0.46%	to	0.90%	-22.11%	to	-21.72%
December 31, 2007	22,966	$1.29912	to	$5.52698	$119,720	2.97%	0.60%	to	0.90%	5.17%	to	5.68%

	Prudential High Yield Bond Portfolio
December 31, 2011	234,170	$1.79623	to	$17.85986	$679,962	7.51%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	237,118	$1.71027	to	$16.99325	$657,519	8.39%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	239,747	$1.50083	to	$14.89993	$585,927	9.45%	0.00%	to	0.90%	45.85%	to	47.16%
December 31, 2008	241,400	$1.02083	to	$10.12490	$402,679	8.74%	0.00%	to	0.90%	-22.97%	to	-22.28%
December 31, 2007	244,578	$1.31459	to	$13.02717	$525,914	7.13%	0.00%	to	0.90%	1.69%	to	2.62%

	Prudential Stock Index Portfolio
December 31, 2011	15,241	$0.95640	to	$13.48550	$35,341	1.60%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	15,319	$0.94652	to	$13.22764	$35,229	1.77%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	15,516	$0.83357	to	$11.54386	$31,878	3.24%	0.00%	to	0.90%	24.94%	to	26.07%
December 31, 2008	29,168	$0.66717	to	$9.15654	$35,974	2.24%	0.00%	to	0.90%	-37.51%	to	-36.94%
December 31, 2007	28,496	$1.06764	to	$14.52015	$57,412	1.32%	0.00%	to	0.90%	4.16%	to	5.10%

	Prudential Value Portfolio
December 31, 2011	3,308	$1.56140	to	$9.86861	$21,279	1.01%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	3,357	$1.66848	to	$10.45158	$22,981	0.93%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	2,441	$1.47859	to	$6.90022	$15,590	2.05%	0.20%	to	0.90%	40.66%	to	41.65%
December 31, 2008	2,510	$1.05115	to	$4.89092	$11,449	1.85%	0.20%	to	0.90%	-42.81%	to	-42.41%
December 31, 2007	2,605	$1.83802	to	$8.52643	$20,885	1.22%	0.20%	to	0.90%	2.26%	to	2.98%

	Prudential Natural Resources Portfolio
December 31, 2011	1,083	$8.04868	to	$18.25048	$19,348	0.19%	0.10%	to	0.60%	-19.52%	to	-19.11%
December 31, 2010	1,151	$9.95074	to	$22.67617	$25,772	0.41%	0.10%	to	0.60%	27.22%	to	27.86%
December 31, 2009	1,970	$7.78270	to	$17.82405	$34,968	0.77%	0.10%	to	0.60%	76.05%	to	76.93%
December 31, 2008	1,229	$4.39882	to	$10.12452	$12,394	0.78%	0.10%	to	0.60%	-55.21%	to	-53.28%
December 31, 2007	1,347	$21.67220	to	$21.67220	$29,199	0.64%	0.60%	to	0.60%	47.41%	to	47.41%

A44

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2011	5,898	$0.82495	to	$2.16888	$10,583	1.56%	0.10%	to	0.90%	-7.80%	to	-7.07%
December 31, 2010	5,998	$0.89473	to	$2.34543	$11,640	1.56%	0.10%	to	0.90%	11.74%	to	12.63%
December 31, 2009	6,043	$0.80076	to	$2.09283	$10,547	2.91%	0.10%	to	0.90%	30.22%	to	31.28%
December 31, 2008	5,944	$0.61494	to	$1.60237	$8,090	1.80%	0.10%	to	0.90%	-43.43%	to	-42.98%
December 31, 2007	5,755	$1.08699	to	$2.82411	$14,080	0.92%	0.10%	to	0.90%	9.48%	to	10.36%

	Prudential Government Income Portfolio
December 31, 2011	909	$4.05654	to	$4.05654	$3,687	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	919	$3.79159	to	$3.79159	$3,486	2.86%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	971	$3.56518	to	$3.56518	$3,461	3.09%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	1,017	$3.32980	to	$3.32980	$3,385	4.01%	0.60%	to	0.60%	3.68%	to	3.68%
December 31, 2007	890	$3.21159	to	$3.21159	$2,859	4.43%	0.60%	to	0.60%	5.06%	to	5.06%

	Prudential Jennison Portfolio
December 31, 2011	11,703	$0.76828	to	$2.93786	$22,827	0.30%	0.10%	to	0.90%	-0.60%	to	0.20%
December 31, 2010	11,844	$0.77289	to	$2.94659	$23,299	0.55%	0.10%	to	0.90%	10.95%	to	11.86%
December 31, 2009	11,373	$0.69663	to	$2.64776	$20,819	0.67%	0.10%	to	0.90%	41.76%	to	42.89%
December 31, 2008	11,181	$0.49141	to	$1.86228	$14,763	0.52%	0.10%	to	0.90%	-37.84%	to	-37.34%
December 31, 2007	10,785	$0.79060	to	$14.79607	$23,354	0.30%	0.00%	to	0.90%	11.00%	to	12.00%

	Prudential Small Capitalization Stock Portfolio
December 31, 2011	2,354	$4.16212	to	$11.31185	$9,856	0.80%	0.10%	to	0.60%	-0.04%	to	0.46%
December 31, 2010	2,397	$4.16370	to	$11.25987	$10,015	1.29%	0.10%	to	0.60%	25.18%	to	25.80%
December 31, 2009	2,478	$3.32627	to	$8.95041	$8,258	1.85%	0.10%	to	0.60%	24.44%	to	25.06%
December 31, 2008	2,630	$2.67299	to	$7.15698	$7,033	1.15%	0.10%	to	0.60%	-31.45%	to	-29.63%
December 31, 2007	2,777	$3.89928	to	$3.89928	$10,830	0.47%	0.60%	to	0.60%	-1.13%	to	-1.13%

	T. Rowe Price International Stock Portfolio
December 31, 2011	136	$0.90643	to	$1.08765	$125	1.44%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	163	$1.04924	to	$1.25041	$179	0.63%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	409	$0.92493	to	$1.09461	$385	2.96%	0.20%	to	0.90%	51.03%	to	52.08%
December 31, 2008	386	$0.61243	to	$0.71978	$241	2.30%	0.20%	to	0.90%	-49.16%	to	-48.80%
December 31, 2007	343	$1.20458	to	$1.40589	$422	1.49%	0.20%	to	0.90%	12.02%	to	12.81%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2011	410	$0.68861	to	$0.86001	$296	0.60%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	485	$0.73375	to	$0.90992	$369	1.10%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	461	$0.64654	to	$0.79610	$308	0.55%	0.20%	to	0.90%	35.14%	to	36.12%
December 31, 2008	429	$0.47843	to	$0.58487	$212	0.76%	0.20%	to	0.90%	-40.24%	to	-39.84%
December 31, 2007	398	$0.80064	to	$0.97223	$328	0.74%	0.20%	to	0.90%	14.06%	to	14.87%

	MFS Growth Series – Initial Class
December 31, 2011	137	$0.68727	to	$0.68727	$94	0.19%	0.90%	to	0.90%	-1.23%	to	-1.23%
December 31, 2010	131	$0.69580	to	$0.69580	$91	0.11%	0.90%	to	0.90%	14.30%	to	14.30%
December 31, 2009	120	$0.60874	to	$0.60874	$73	0.30%	0.90%	to	0.90%	36.47%	to	36.47%
December 31, 2008	110	$0.44607	to	$0.44607	$49	0.23%	0.90%	to	0.90%	-37.97%	to	-37.97%
December 31, 2007	90	$0.71912	to	$0.71912	$65	0.00%	0.90%	to	0.90%	20.08%	to	20.08%

	American Century VP Value Fund
December 31, 2011	138	$1.88133	to	$1.88133	$259	2.04%	0.90%	to	0.90%	0.11%	to	0.11%
December 31, 2010	134	$1.87920	to	$1.87920	$252	2.21%	0.90%	to	0.90%	12.41%	to	12.41%
December 31, 2009	141	$1.67168	to	$1.67168	$236	5.48%	0.90%	to	0.90%	18.79%	to	18.79%
December 31, 2008	128	$1.40721	to	$1.40721	$180	2.31%	0.90%	to	0.90%	-27.43%	to	-27.43%
December 31, 2007	112	$1.93919	to	$1.93919	$217	1.50%	0.90%	to	0.90%	-5.99%	to	-5.99%

	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
December 31, 2011	257	$0.90648	to	$0.95490	$234	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	271	$0.96110	to	$1.00543	$263	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	274	$0.75991	to	$0.78940	$209	0.00%	0.20%	to	0.90%	42.30%	to	43.27%
December 31, 2008	255	$0.53401	to	$0.55099	$137	0.00%	0.20%	to	0.90%	-43.00%	to	-42.61%
December 31, 2007	225	$0.93693	to	$0.96014	$213	0.00%	0.20%	to	0.90%	10.25%	to	11.02%

A45

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP Small Cap Value Portfolio
December 31, 2011	4,103	$1.57327	to	$15.48009	$7,151	0.67%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	4,028	$1.62854	to	$15.92112	$7,248	0.63%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	3,921	$1.29106	to	$12.60902	$5,604	1.49%	0.00%	to	0.90%	29.63%	to	30.80%
December 31, 2008	3,714	$0.98795	to	$9.63974	$4,089	1.09%	0.00%	to	0.90%	-31.12%	to	-30.50%
December 31, 2007	3,284	$1.42297	to	$13.87037	$5,232	0.80%	0.00%	to	0.90%	-4.49%	to	-3.63%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2011	833	$1.01935	to	$1.01935	$849	0.44%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	853	$1.08200	to	$1.08200	$923	0.38%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	836	$0.94948	to	$0.94948	$793	0.39%	0.25%	to	0.25%	35.67%	to	35.67%
December 31, 2008	829	$0.69982	to	$0.69982	$580	0.60%	0.25%	to	0.25%	-40.02%	to	-40.02%
December 31, 2007	719	$1.16670	to	$1.16670	$839	0.60%	0.25%	to	0.25%	14.52%	to	14.52%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2011	4,844	$1.66657	to	$20.79118	$8,608	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	4,760	$1.64508	to	$20.34034	$8,284	0.42%	0.00%	to	0.90%	19.35%	to	20.43%
December 31, 2009	2,809	$1.37832	to	$16.88951	$4,051	0.73%	0.00%	to	0.90%	40.63%	to	41.89%
December 31, 2008	2,876	$0.98012	to	$11.90349	$2,934	0.30%	0.00%	to	0.90%	-36.80%	to	-36.23%
December 31, 2007	2,541	$1.55088	to	$18.66589	$4,069	0.34%	0.00%	to	0.90%	15.76%	to	16.82%

	Prudential SP Growth Asset Allocation Portfolio (Expired April 29, 2011)
December 31, 2011	0	$1.39600	to	$15.52843	$0	0.00%	0.10%	to	0.90%	6.28%	to	6.55%
December 31, 2010	16,215	$1.31357	to	$14.58092	$22,820	1.95%	0.10%	to	0.90%	12.88%	to	13.79%
December 31, 2009	15,542	$1.16365	to	$1.31537	$19,144	2.14%	0.10%	to	0.90%	25.09%	to	26.09%
December 31, 2008	13,956	$0.93022	to	$1.04431	$13,645	1.69%	0.10%	to	0.90%	-36.93%	to	-36.42%
December 31, 2007	11,908	$1.47484	to	$1.64426	$18,326	1.64%	0.10%	to	0.90%	8.26%	to	9.12%

	Prudential SP International Growth Portfolio
December 31, 2011	1,777	$1.15131	to	$1.35044	$2,212	1.31%	0.10%	to	0.90%	-15.67%	to	-14.99%
December 31, 2010	1,719	$1.36526	to	$1.58849	$2,523	1.53%	0.10%	to	0.90%	12.99%	to	13.89%
December 31, 2009	1,655	$1.20832	to	$1.39474	$2,134	2.17%	0.10%	to	0.90%	35.93%	to	37.03%
December 31, 2008	1,420	$0.88890	to	$1.01783	$1,334	1.66%	0.10%	to	0.90%	-50.74%	to	-50.34%
December 31, 2007	1,080	$1.80456	to	$2.04979	$2,048	0.73%	0.10%	to	0.90%	18.48%	to	19.42%

	Prudential SP International Value Portfolio
December 31, 2011	2,124	$1.23267	to	$1.48051	$2,728	2.47%	0.10%	to	0.90%	-13.88%	to	-13.18%
December 31, 2010	2,099	$1.42208	to	$1.70612	$3,116	2.16%	0.10%	to	0.90%	9.82%	to	10.71%
December 31, 2009	1,974	$1.28655	to	$1.54278	$2,642	3.10%	0.10%	to	0.90%	31.18%	to	32.22%
December 31, 2008	1,897	$0.97450	to	$1.16806	$1,917	2.78%	0.10%	to	0.90%	-44.56%	to	-44.12%
December 31, 2007	1,633	$1.74645	to	$2.09237	$2,935	2.28%	0.10%	to	0.90%	17.03%	to	17.97%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2011	31	$7.10418	to	$7.10418	$224	0.40%	0.10%	to	0.10%	-32.40%	to	-32.40%
December 31, 2010	21	$10.50986	to	$10.50986	$219	0.52%	0.10%	to	0.10%	24.89%	to	24.89%
December 31, 2009	22	$8.41521	to	$8.41521	$184	0.50%	0.10%	to	0.10%	78.90%	to	78.90%
December 31, 2008	4	$4.70399	to	$4.70399	$19	0.74%	0.10%	to	0.10%	-53.25%	to	-53.25%
December 31, 2007	0	$1.98444	to	$1.98444	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2011	30	$1.58487	to	$1.58487	$47	0.85%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	29	$1.57742	to	$1.57742	$45	0.61%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	26	$1.21475	to	$1.21475	$32	1.33%	0.20%	to	0.20%	27.42%	to	27.42%
December 31, 2008	22	$0.95338	to	$0.95338	$21	0.74%	0.20%	to	0.20%	-34.16%	to	-34.16%
December 31, 2007	19	$1.44802	to	$1.44802	$27	0.41%	0.20%	to	0.20%	-16.65%	to	-16.65%

	Invesco V.I. Technology Fund
December 31, 2011	29	$0.33356	to	$0.33356	$10	0.11%	0.20%	to	0.20%	-5.21%	to	-5.21%
December 31, 2010	131	$0.35191	to	$0.35191	$46	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	144	$0.29040	to	$0.29040	$42	0.00%	0.20%	to	0.20%	57.11%	to	57.11%
December 31, 2008	159	$0.18484	to	$0.18484	$29	0.00%	0.20%	to	0.20%	-44.62%	to	-44.62%
December 31, 2007	171	$0.33374	to	$0.33374	$57	0.00%	0.20%	to	0.20%	7.47%	to	7.47%

A46

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2011	2	$14.90583	to	$14.90583	$31	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	2	$15.02620	to	$15.02620	$27	0.41%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	1	$12.21001	to	$12.21001	$16	0.93%	0.00%	to	0.00%	37.40%	to	37.40%
December 31, 2008	9	$8.88618	to	$8.88618	$76	0.02%	0.00%	to	0.00%	-48.97%	to	-48.97%
December 31, 2007	6	$17.41443	to	$17.41443	$106	0.47%	0.00%	to	0.00%	22.43%	to	22.43%

	M International Equity Fund
December 31, 2011	1	$13.41819	to	$13.41819	$18	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	2	$15.52304	to	$15.52304	$28	3.56%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	1	$14.83943	to	$14.83943	$19	0.76%	0.00%	to	0.00%	25.28%	to	25.28%
December 31, 2008	5	$11.84498	to	$11.84498	$64	4.33%	0.00%	to	0.00%	-39.84%	to	-39.84%
December 31, 2007	4	$19.69030	to	$19.69030	$74	2.56%	0.00%	to	0.00%	8.01%	to	8.01%

	M Business Opportunity Value Fund
December 31, 2011	2	$14.14755	to	$14.14755	$33	0.43%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	2	$14.75415	to	$14.75415	$33	0.83%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	2	$13.50201	to	$13.50201	$21	1.11%	0.00%	to	0.00%	24.58%	to	24.58%
December 31, 2008	1	$10.83791	to	$10.83791	$13	0.04%	0.00%	to	0.00%	-34.48%	to	-34.48%
December 31, 2007	1	$16.54237	to	$16.54237	$14	1.10%	0.00%	to	0.00%	5.44%	to	5.44%

	AST Cohen & Steers Realty Portfolio
December 31, 2011	19	$13.92352	to	$13.92352	$267	0.65%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	15	$13.07588	to	$13.07588	$199	1.68%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	12	$10.17113	to	$10.17113	$127	2.65%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	8	$7.71717	to	$7.71717	$58	4.13%	0.10%	to	0.10%	-35.11%	to	-35.11%
December 31, 2007	4	$11.89316	to	$11.89316	$53	5.73%	0.10%	to	0.10%	-20.02%	to	-20.02%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2011	14	$12.76509	to	$12.95418	$185	0.79%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	6	$12.74838	to	$12.95649	$80	0.42%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	4	$11.89089	to	$11.89089	$52	0.88%	0.10%	to	0.10%	21.90%	to	21.90%
December 31, 2008	3	$9.75476	to	$9.75476	$32	0.22%	0.10%	to	0.10%	-17.70%	to	-17.70%
December 31, 2007	1	$11.85230	to	$11.85230	$9	0.91%	0.10%	to	0.10%	1.84%	to	1.84%

	AST BlackRock Value Portfolio
December 31, 2011	23	$10.88617	to	$10.88617	$250	0.68%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	20	$10.95106	to	$10.95106	$223	1.49%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	16	$9.74919	to	$9.74919	$158	0.88%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	10	$8.25207	to	$8.25207	$85	2.29%	0.10%	to	0.10%	-37.36%	to	-37.36%
December 31, 2007	5	$13.17406	to	$13.17406	$72	1.66%	0.10%	to	0.10%	1.08%	to	1.08%

	AST Neuberger Berman Small-Cap Growth Portfolio
December 31, 2011	0	$13.05563	to	$13.05563	$0	0.00%	0.10%	to	0.10%	12.74%	to	12.74%
December 31, 2010	5	$11.58046	to	$11.58046	$53	0.00%	0.10%	to	0.10%	20.14%	to	20.14%
December 31, 2009	3	$9.63877	to	$9.63877	$33	0.00%	0.10%	to	0.10%	22.44%	to	22.44%
December 31, 2008	2	$7.87214	to	$7.87214	$13	0.00%	0.10%	to	0.10%	-42.60%	to	-42.60%
December 31, 2007	0	$13.71336	to	$13.71336	$3	0.00%	0.10%	to	0.10%	18.60%	to	18.60%

	AST Federated Aggressive Growth Portfolio
December 31, 2011	11	$11.78673	to	$11.78673	$126	0.39%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	6	$13.57902	to	$13.57902	$76	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	4	$10.25516	to	$10.25516	$43	0.19%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	3	$7.73785	to	$7.73785	$23	0.00%	0.10%	to	0.10%	-44.15%	to	-44.15%
December 31, 2007	1	$13.85377	to	$13.85377	$17	0.00%	0.10%	to	0.10%	11.10%	to	11.10%

	AST Small-Cap Value Portfolio
December 31, 2011	24	$12.64779	to	$12.64779	$298	0.53%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	21	$13.46514	to	$13.46514	$288	0.44%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	19	$10.69805	to	$10.69805	$199	1.71%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	13	$8.43205	to	$8.43205	$108	1.10%	0.10%	to	0.10%	-29.79%	to	-29.79%
December 31, 2007	8	$12.00890	to	$12.00890	$91	1.25%	0.10%	to	0.10%	-5.70%	to	-5.70%

A47

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2011	19	$14.44328	to	$14.44328	$272	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	14	$14.90141	to	$14.90141	$210	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	13	$12.44858	to	$12.44858	$168	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	9	$7.93227	to	$7.93227	$74	0.00%	0.10%	to	0.10%	-40.85%	to	-40.85%
December 31, 2007	2	$13.41062	to	$13.41062	$26	0.00%	0.10%	to	0.10%	19.23%	to	19.23%

	AST Marsico Capital Growth Portfolio
December 31, 2011	100	$9.12944	to	$11.41844	$1,007	0.27%	0.10%	to	0.90%	-1.80%	to	-1.01%
December 31, 2010	94	$9.29647	to	$11.53529	$956	0.68%	0.10%	to	0.90%	18.68%	to	19.63%
December 31, 2009	81	$7.83294	to	$9.64240	$687	0.88%	0.10%	to	0.90%	28.60%	to	29.63%
December 31, 2008	69	$6.09083	to	$7.43832	$444	0.45%	0.10%	to	0.90%	-43.71%	to	-39.47%
December 31, 2007	5	$13.21537	to	$13.21537	$60	0.31%	0.10%	to	0.10%	14.85%	to	14.85%

	AST MFS Growth Portfolio
December 31, 2011	8	$11.79534	to	$11.79534	$99	0.34%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	8	$11.87773	to	$11.87773	$95	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	4	$10.54203	to	$10.54203	$45	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	3	$8.48930	to	$8.48930	$21	0.26%	0.10%	to	0.10%	-36.37%	to	-36.37%
December 31, 2007	1	$13.34068	to	$13.34068	$17	0.04%	0.10%	to	0.10%	14.99%	to	14.99%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2011	1	$14.62428	to	$14.62428	$14	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	2	$14.39631	to	$14.39631	$24	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	2	$11.19937	to	$11.19937	$23	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	3	$8.63751	to	$8.63751	$22	0.00%	0.10%	to	0.10%	-43.24%	to	-43.24%
December 31, 2007	4	$15.21710	to	$15.21710	$61	0.00%	0.10%	to	0.10%	22.08%	to	22.08%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2011	14	$13.14178	to	$13.14178	$186	0.90%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	6	$12.86642	to	$12.86642	$75	2.44%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	5	$12.39589	to	$12.39589	$60	3.63%	0.10%	to	0.10%	10.12%	to	10.12%
December 31, 2008	4	$11.25675	to	$11.25675	$45	5.40%	0.10%	to	0.10%	1.01%	to	1.01%
December 31, 2007	3	$11.14366	to	$11.14366	$32	5.40%	0.10%	to	0.10%	6.69%	to	6.69%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2011	48	$13.69284	to	$13.69284	$659	0.54%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	44	$16.10975	to	$16.10975	$704	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	37	$13.38775	to	$13.38775	$499	1.41%	0.10%	to	0.10%	49.20%	to	49.20%
December 31, 2008	25	$8.97298	to	$8.97298	$227	0.58%	0.10%	to	0.10%	-50.03%	to	-50.03%
December 31, 2007	14	$17.95833	to	$17.95833	$243	0.80%	0.10%	to	0.10%	40.37%	to	40.37%

	AST MFS Global Equity Portfolio
December 31, 2011	6	$13.38242	to	$13.38242	$85	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	4	$13.82901	to	$13.82901	$61	0.50%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	4	$12.35465	to	$12.35465	$49	1.96%	0.10%	to	0.10%	31.38%	to	31.38%
December 31, 2008	3	$9.40407	to	$9.40407	$29	1.20%	0.10%	to	0.10%	-34.05%	to	-34.05%
December 31, 2007	2	$14.26042	to	$14.26042	$29	2.63%	0.10%	to	0.10%	9.29%	to	9.29%

	AST J.P. Morgan International Equity Portfolio
December 31, 2011	23	$10.98625	to	$10.98625	$254	1.20%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	22	$12.10483	to	$12.10483	$262	1.20%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	19	$11.30642	to	$11.30642	$216	4.19%	0.10%	to	0.10%	35.75%	to	35.75%
December 31, 2008	13	$8.32902	to	$8.32902	$112	2.35%	0.10%	to	0.10%	-41.44%	to	-41.44%
December 31, 2007	7	$14.22255	to	$14.22255	$104	2.04%	0.10%	to	0.10%	9.33%	to	9.33%

	AST T. Rowe Price Global Bond Portfolio
December 31, 2011	9	$13.87198	to	$13.87198	$132	2.46%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	8	$13.33628	to	$13.33628	$104	2.80%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	6	$12.62447	to	$12.62447	$79	5.05%	0.10%	to	0.10%	12.00%	to	12.00%
December 31, 2008	5	$11.27158	to	$11.27158	$57	4.43%	0.10%	to	0.10%	-2.53%	to	-2.53%
December 31, 2007	5	$11.56442	to	$11.56442	$52	3.09%	0.10%	to	0.10%	9.54%	to	9.54%

A48

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2011	1	$17.19477	to	$17.19477	$20	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	1	$18.53329	to	$18.53329	$21	0.24%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	1	$14.59268	to	$14.59268	$14	0.05%	0.00%	to	0.00%	48.61%	to	48.61%
December 31, 2008	1	$9.81970	to	$9.81970	$6	0.00%	0.00%	to	0.00%	-42.03%	to	-42.03%

	American Century VP Mid Cap Value Fund – Class 1 Shares (available May 1, 2008)
December 31, 2011	5	$11.79807	to	$11.79807	$65	1.43%	0.10%	to	0.10%	-0.79%	to	-0.79%
December 31, 2010	4	$11.89229	to	$11.89229	$48	2.37%	0.10%	to	0.10%	19.13%	to	19.13%
December 31, 2009	3	$9.98222	to	$9.98222	$31	3.14%	0.10%	to	0.10%	29.82%	to	29.82%
December 31, 2008	0	$7.68954	to	$7.68954	$2	0.00%	0.10%	to	0.10%	-24.65%	to	-24.65%

	AST Large-Cap Value Portfolio (available May 1, 2008)
December 31, 2011	298	$7.73572	to	$7.96507	$2,366	1.26%	0.10%	to	0.90%	-5.04%	to	-4.28%
December 31, 2010	283	$8.14615	to	$8.32128	$2,349	1.03%	0.10%	to	0.90%	12.15%	to	13.04%
December 31, 2009	271	$7.26363	to	$7.36106	$1,989	2.88%	0.10%	to	0.90%	18.37%	to	19.32%
December 31, 2008	245	$6.13644	to	$6.16939	$1,512	1.63%	0.10%	to	0.90%	-39.72%	to	-39.40%

	AST Small-Cap Growth Portfolio (available May 1, 2008)
December 31, 2011	148	$11.94595	to	$12.29988	$1,817	0.00%	0.10%	to	0.90%	-1.86%	to	-1.08%
December 31, 2010	145	$12.17259	to	$12.43406	$1,795	0.23%	0.10%	to	0.90%	35.20%	to	36.28%
December 31, 2009	136	$9.00344	to	$9.12396	$1,236	0.05%	0.10%	to	0.90%	32.71%	to	33.77%
December 31, 2008	119	$6.78407	to	$6.82044	$810	0.00%	0.10%	to	0.90%	-33.14%	to	-32.78%

	The Dreyfus Socially Responsible Growth Fund – Service Shares (available May 1, 2008)
December 31, 2011	0	$10.64546	to	$10.64546	$2	0.60%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	0	$10.58715	to	$10.58715	$1	0.60%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	0	$9.25211	to	$9.25211	$1	0.52%	0.10%	to	0.10%	33.31%	to	33.31%
December 31, 2008	0	$6.94043	to	$6.94043	$0	0.00%	0.10%	to	0.10%	-31.73%	to	-31.73%

	Prudential Jennison 20/20 Focus Portfolio (available May 1, 2008)
December 31, 2011	39	$9.97615	to	$9.97615	$385	0.08%	0.10%	to	0.10%	-4.26%	to	-4.26%
December 31, 2010	35	$10.42032	to	$10.42032	$362	0.00%	0.10%	to	0.10%	7.73%	to	7.73%
December 31, 2009	22	$9.67279	to	$9.67279	$216	0.49%	0.10%	to	0.10%	57.67%	to	57.67%
December 31, 2008	7	$6.13465	to	$6.13465	$40	0.00%	0.10%	to	0.10%	-39.76%	to	-39.76%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares (available May 1, 2008)
December 31, 2011	3	$10.35549	to	$10.35549	$28	0.46%	0.10%	to	0.10%	-1.62%	to	-1.62%
December 31, 2010	1	$10.52627	to	$10.52627	$10	1.01%	0.10%	to	0.10%	19.40%	to	19.40%
December 31, 2009	0	$8.81578	to	$8.81578	$4	0.98%	0.10%	to	0.10%	35.53%	to	35.53%
December 31, 2008	0	$6.50477	to	$6.50477	$0	0.00%	0.10%	to	0.10%	-35.75%	to	-35.75%

	MFS Utilities Series – Initial Class (available May 1, 2008)
December 31, 2011	12	$10.32340	to	$10.32340	$124	3.22%	0.10%	to	0.10%	6.68%	to	6.68%
December 31, 2010	9	$9.67717	to	$9.67717	$86	2.84%	0.10%	to	0.10%	13.69%	to	13.69%
December 31, 2009	7	$8.51168	to	$8.51168	$56	3.97%	0.10%	to	0.10%	33.08%	to	33.08%
December 31, 2008	2	$6.39575	to	$6.39575	$13	0.00%	0.10%	to	0.10%	-36.47%	to	-36.47%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares (available May 1, 2008)
December 31, 2011	1	$9.82302	to	$9.82302	$6	0.27%	0.10%	to	0.10%	-3.25%	to	-3.25%
December 31, 2010	1	$10.15289	to	$10.15289	$6	0.03%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	0	$8.27884	to	$8.27884	$2	3.06%	0.10%	to	0.10%	31.18%	to	31.18%
December 31, 2008	0	$6.31123	to	$6.31123	$0	0.00%	0.10%	to	0.10%	-38.47%	to	-38.47%

	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)
December 31, 2011	134	$10.63060	to	$10.94553	$1,463	0.00%	0.10%	to	0.90%	-2.57%	to	-1.79%
December 31, 2010	129	$10.91116	to	$11.14555	$1,433	0.00%	0.10%	to	0.90%	14.78%	to	15.69%
December 31, 2009	126	$9.50639	to	$9.63370	$1,212	0.00%	0.10%	to	0.90%	52.00%	to	53.22%
December 31, 2008	122	$6.25402	to	$6.28759	$764	0.13%	0.10%	to	0.90%	-38.57%	to	-38.24%

	AST Schroders Multi-Asset World Strategies Portfolio
December 31, 2011	7	$13.58842	to	$13.58842	$93	1.01%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	1	$14.09909	to	$14.09909	$15	0.30%	0.25%	to	0.25%	11.53%	to	11.53%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST PIMCO Total Return Bond Portfolio (available December 4, 2009)
December 31, 2011	777	$10.84440	to	$11.04780	$8,541	1.74%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	764	$10.60498	to	$10.70774	$8,160	1.77%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	730	$9.93371	to	$9.94054	$7,253	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2011	20	$14.04797	to	$14.04797	$288	0.75%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	2	$13.80923	to	$13.80923	$34	0.11%	0.25%	to	0.25%	11.26%	to	11.26%

	AST Wellington Management Hedged Equity Portfolio (available November 13, 2009)
December 31, 2011	633	$11.10187	to	$11.29192	$7,135	0.30%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	590	$11.60267	to	$11.70781	$6,903	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	537	$10.21245	to	$10.22336	$5,487	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (available November 13, 2009)
December 31, 2011	1,092	$11.02843	to	$11.21707	$12,218	0.59%	0.10%	to	0.90%	-2.10%	to	-1.32%
December 31, 2010	1,024	$11.26449	to	$11.36659	$11,626	0.84%	0.10%	to	0.90%	11.31%	to	12.20%
December 31, 2009	925	$10.11979	to	$10.13062	$9,372	0.00%	0.10%	to	0.90%	0.69%	to	0.79%

	AST Preservation Asset Allocation Portfolio (available November 20, 2009)
December 31, 2011	327	$10.98823	to	$11.17453	$3,641	0.92%	0.10%	to	0.90%	0.10%	to	0.89%
December 31, 2010	286	$10.97772	to	$11.07557	$3,159	1.38%	0.10%	to	0.90%	9.58%	to	10.46%
December 31, 2009	270	$10.01755	to	$10.02676	$2,704	0.00%	0.10%	to	0.90%	0.27%	to	0.36%

	AST First Trust Balanced Target Portfolio
December 31, 2011	5	$13.97181	to	$13.97181	$64	1.00%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	0	$14.22079	to	$14.22079	$4	1.53%	0.25%	to	0.25%	14.08%	to	14.08%

	AST First Trust Capital Appreciation Target Portfolio
December 31, 2011	8	$13.78659	to	$13.78659	$108	0.83%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	1	$14.73691	to	$14.73691	$21	0.22%	0.25%	to	0.25%	18.72%	to	18.72%

	AST Advanced Strategies Portfolio
December 31, 2011	11	$14.34163	to	$14.34163	$162	0.84%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	2	$14.36148	to	$14.36148	$30	0.20%	0.25%	to	0.25%	13.42%	to	13.42%

	AST CLS Growth Asset Allocation Portfolio
December 31, 2011	15	$14.00668	to	$14.00668	$211	0.22%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	3	$14.38530	to	$14.38530	$39	0.06%	0.25%	to	0.25%	14.06%	to	14.06%

	AST CLS Moderate Asset Allocation Portfolio
December 31, 2011	7	$13.32122	to	$13.32122	$98	0.30%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	3	$13.60173	to	$13.60173	$37	0.02%	0.25%	to	0.25%	11.64%	to	11.64%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
December 31, 2011	2	$10.44507	to	$10.44507	$17	0.33%	0.10%	to	0.10%	0.10%	to	0.10%
December 31, 2010	1	$10.43481	to	$10.43481	$15	0.93%	0.10%	to	0.10%	26.82%	to	26.82%
December 31, 2009	2	$8.22815	to	$8.22815	$13	0.98%	0.10%	to	0.10%	35.19%	to	35.19%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2011	2,513	$9.21410	to	$9.26369	$23,265	0.00%	0.10%	to	0.90%	-7.86%	to	-7.36%

	TOPS Aggressive Growth ETF Portfolio**** (available August 22, 2011)
December 31, 2011	0	$10.63492	to	$10.63492	$1	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio**** (available August 22, 2011)
December 31, 2011	0	$10.32021	to	$10.32021	$0	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Capital Preservation ETF Portfolio**** (available August 22, 2011)
December 31, 2011	0	$10.20246	to	$10.20246	$0	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	0	$11.37353	to	$11.37353	$2	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Moderate Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	0	$10.33525	to	$10.33525	$2	0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Protected Balanced ETF Portfolio (available August 22, 2011)
December 31, 2011	0	$10.02131	to	$10.02131	$3	0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Protected Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	1	$10.03347	to	$10.03347	$10	0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Protected Moderate Growth ETF Portfolio (available August 22, 2011)
December 31, 2011	1	$10.03171	to	$10.03171	$6	0.00%	0.25%	to	0.25%	0.11%	to	0.11%
*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life of New Jersey Variable Appreciable Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded. Charges deducted from premium payments range from 0% to 22.5%, except that VAL2 and SVAL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

A51

Note 7:	Financial Highlights (Continued)

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for VAL2, SVUL2NJ, and VULPNJ Contracts, where the fees range from $0 to $28.26 per $1,000 of Basic Insurance Amount. We charge a combination of 0% – 50% of the first year’s annual premium plus $0 to $5 per $1,000 of Face Amount for SVAL2 Contracts.

•	The Account charges a Guaranteed Death Benefit fee of $0.01 per $1,000 of Face Amount for VAL2 and SVAL2 Contracts.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $2.50 to $30.00 per Contract plus $0.00 to $1.87 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

The Account is reimbursed by Pruco Life of New Jersey for expenses related to the management of the fund in excess of 0.40% of the VAL product’s average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed and Conservative Balanced portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A52

Report of Independent Registered Public Accounting Firm

To Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Variable Appreciable Account at December 31, 2011 and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2012

A53

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2011, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2011.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 9, 2012

PART I-FINANCIAL INFORMATION

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2011 and 2010 (in thousands, except share amounts)

	2011	2010
ASSETS
Fixed maturities available for sale, at fair value (amortized cost: 2011 – $ 1,132,908; 2010 – $1,007,655)	$1,219,904	$1,064,541
Equity securities available for sale, at fair value (cost: 2011 – $1,521; 2010 – $2,301)	1,420	2,074
Trading account assets, at fair value	1,569	0
Policy loans	177,162	175,514
Short-term investments	1,069	7,409
Commercial mortgage and other loans	230,201	182,437
Other long-term investments	29,075	16,913

Total investments	1,660,400	1,448,888
Cash and cash equivalents	26,723	87,961
Deferred policy acquisition costs	262,895	271,179
Accrued investment income	17,275	16,365
Reinsurance recoverables	522,762	419,858
Receivables from parents and affiliates	23,148	25,833
Deferred sales inducements	48,101	51,106
Other assets	8,830	8,293
Separate account assets	6,258,008	5,038,051

Total Assets	8,828,142	7,367,534

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	1,133,080	1,054,013
Future policy benefits and other policyholder liabilities	691,967	503,354
Cash collateral for loaned securities	17,012	413
Securities sold under agreements to repurchase	3,216	2,957
Income taxes	23,178	86,999
Short-term debt to affiliates	26,000	0
Long-term debt to affiliates	44,000	0
Payables to parent and affiliates	2,267	5,837
Other liabilities	67,081	109,969
Separate account liabilities	6,258,008	5,038,051

Total Liabilities	8,265,809	6,801,593

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	207,928	169,742
Retained earnings	305,281	365,068
Accumulated other comprehensive income	47,124	29,131

Total Equity	562,333	565,941

TOTAL LIABILITIES AND EQUITY	$8,828,142	$7,367,534

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
REVENUES
Premiums	$15,305	$14,733	$17,031
Policy charges and fee income	113,472	53,611	69,199
Net investment income	77,556	77,044	69,944
Asset administration fees	21,630	11,084	7,114
Other income	3,253	4,915	4,779
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(7,483)	(21,164)	(14,461)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	7,215	18,612	8,391
Other realized investment gains (losses), net	(109,788)	59,567	19,584

Total realized investment gains (losses), net	(110,056)	57,015	13,514

Total Revenues	121,160	218,402	181,581

BENEFITS AND EXPENSES
Policyholders’ benefits	27,226	(198)	26,062
Interest credited to policyholders’ account balances	62,222	37,125	38,735
Amortization of deferred policy acquisition costs	90,046	8,662	16,370
General, administrative and other expenses	50,061	41,997	30,157

Total Benefits And Expenses	229,555	87,586	111,324

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(108,395)	130,816	70,257

Income Taxes:
Current	(715)	23,841	20,362
Deferred	(47,893)	15,967	(1,376)

Income tax (benefit) expense	(48,608)	39,808	18,986

NET INCOME (LOSS)	$(59,787)	$91,008	$51,271

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(32)	(34)	60
Unrealized investment gains (losses) for the period	21,317	19,876	76,123
Reclassification adjustment for (gains) losses included in net income	6,397	6,670	5,436

Net unrealized investment gains (losses)	27,714	26,546	81,559

Other comprehensive income (loss), before tax:	27,682	26,512	81,619
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustment	(11)	(12)	21
Net unrealized investment gains	9,700	9,291	28,546
Total	9,689	9,279	28,567

Other comprehensive income (loss), net of tax:	17,993	17,233	53,052

COMPREHENSIVE INCOME (LOSS)	$(41,794)	$108,241	$104,323

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2008	$2,000	$168,998	$273,964	$(30,644)	$414,318
Cumulative effect of adoption of accounting principle	-	-	(54,908)	(6,777)	(61,685)
Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes	-	-	3,733	(3,733)	-
Comprehensive income:
Net income (loss)	-	-	51,271	-	51,271
Other comprehensive income (loss), net of taxes	-	-	-	53,052	53,052

Total comprehensive income		-	-	-	104,323

Balance, December 31, 2009	$2,000	$168,998	$274,060	$11,898	$456,956
Affiliated Asset Transfers	-	744	-	-	744
Comprehensive income:
Net income (loss)	-	-	91,008	-	91,008
Other comprehensive income (loss), net of taxes	-	-	-	17,233	17,233

Total comprehensive income		-	-	-	108,241

Balance, December 31, 2010	$2,000	$169,742	$365,068	$29,131	$565,941
Contributed Capital	-	38,000	-	-	38,000
Affiliated Asset Transfers	-	186	-	-	186
Comprehensive income:
Net income (loss)	-	-	(59,787)	-	(59,787)
Other comprehensive income (loss), net of taxes	-	-	-	17,993	17,993

Total comprehensive income		-	-	-	(41,794)

Balance, December 31, 2011	$2,000	$207,928	$305,281	$47,124	$562,333

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$(59,787)	$91,008	$51,271
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(25,622)	(13,636)	(15,562)
Interest credited to policyholders’ account balances	62,222	37,125	38,735
Realized investment (gains) losses, net	110,056	(57,015)	(13,514)
Amortization and other non-cash items	(2,359)	(3,906)	(271)
Change in:
Future policy benefits and other insurance liabilities	93,600	90,575	71,430
Reinsurance recoverables	(127,939)	(97,731)	(65,542)
Accrued investment income	(910)	468	(1,809)
Receivables from parent and affiliates	2,213	(6,108)	15,115
Payables to parent and affiliates	(3,569)	1,643	(5,628)
Deferred policy acquisition costs	(25)	(61,853)	(28,815)
Income taxes payable	(73,506)	10,966	4,611
Deferred sales inducements	(22,392)	(21,594)	(8,689)
Other, net	(13,260)	15,508	(8,966)

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	$(61,278)	$(14,550)	$32,366

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$171,016	$211,850	$254,335
Short-term investments	21,230	42,060	47,394
Policy loans	20,142	17,827	20,554
Commercial mortgage and other loans	27,533	28,189	10,212
Other long-term investments	1,373	1,591	846
Equity securities, available for sale	474	2,000	-
Payments for the purchase/origination of:
Fixed maturities, available for sale	(293,216)	(190,281)	(412,550)
Short-term investments	(14,899)	(21,491)	(67,219)
Policy loans	(14,130)	(15,966)	(13,030)
Commercial mortgage and other loans	(75,298)	(41,700)	(31,684)
Other long-term investments	(7,533)	(8,609)	(612)
Equity securities, available for sale	(1,347)	(158)	-
Notes receivable from parent and affiliates, net	1,334	13,926	2,907
Other	24	320	616

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	$(163,297)	$39,558	$(188,230)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$159,318	$171,435	$335,906
Policyholders’ account withdrawals	(83,438)	(151,600)	(213,085)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	16,859	(29,304)	(5,954)
Dividend to parent	-	-	-
Contributed capital	38,000	10	-
Affiliated asset transfers	186	-	-
Net change in financing arrangements (maturities 90 days or less)	(11,588)	39,811	1,787
Net change in long-term borrowing	44,000	-	-

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	$163,337	$30,352	$118,654

Net increase (decrease) in cash and cash equivalents	(61,238)	55,360	(37,210)
Cash and cash equivalents, beginning of year	87,961	32,601	69,811

CASH AND CASH EQUIVALENTS, END OF YEAR	$26,723	$87,961	$32,601

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$25,000	$28,842	$14,375
Interest paid	$98	$4	$7

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the “Company,” is a wholly owned subsidiary of the Pruco Life Insurance Company, or “Pruco Life,” which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance.” Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” The Company sells variable annuities, universal life insurance, variable life insurance, and term life insurance, primarily through third party distributors only in New Jersey and New York, United States.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line in Pruco Life Insurance Company of New Jersey (and Pruco Life Insurance Company for the version of the product sold outside of New York). In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line, the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “U.S. GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment Related Liabilities
The Company’s investments in debt and equity securities include fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to these, as well as commercial mortgage and other loans, are as follows:

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Equity securities available for sale are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Trading account assets at fair value are comprised of perpetual preferred stock. Realized and unrealized gains and losses for these investments are reported in “Other income.” Dividend income from these investments is reported in “Net investment income.”

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other). Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for loan losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other long-term investments consist of the derivatives, the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that are directly related to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance retrospectively adopted effective January 1, 2012, which is reflected in the Financial Statements. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs for interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables
Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Deferred sales inducements
The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized in “Deferred sales inducements”. They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.”

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees
The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns, non-performance risks and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 5, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 4 and Note 5.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s financial position, results of operations, or financial statement disclosures.

Effective January 1, 2012 the Company adopted, retrospectively, updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in a single continuous statement of comprehensive income. The Financial Statements included herein reflect the adoption of this updated guidance.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in “Deferred policy acquisition costs” of $91 and $95 million, an increase in “Policyholders’ Account Balances” of less than $1 million for both periods, and a reduction in “Total equity” of $59 and $62 million, respectively. The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was an increase of $1 million and decreases of $11 and $6 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs,” and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the “Effect of Change” column.

Statements of Financial Position:

	December 31, 2011

	As Previously Reported	Effect of Change	As Currently Reported

	(in thousands)
Deferred policy acquisition costs	$354,167	$(91,272)	$262,895
Total Assets	8,919,414	(91,272)	8,828,142

Policyholders’ account balances	1,132,897	183	1,133,080
Income taxes payable	55,188	(32,010)	23,178
Total Liabilities	8,297,636	(31,827)	8,265,809

Retained earnings	370,352	(65,071)	305,281
Accumulated other comprehensive income	41,498	5,626	47,124
Total Equity	621,778	(59,445)	562,333
Total Liabilities and Equity	$8,919,414	$(91,272)	$8,828,142

	December 31, 2010

	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Deferred policy acquisition costs	$365,970	$(94,791)	$271,179
Total Assets	7,462,325	(94,791)	7,367,534

Policyholders’ account balances	1,053,807	206	1,054,013
Income taxes	120,248	(33,249)	86,999
Total Liabilities	6,834,636	(33,043)	6,801,593

Retained earnings	430,663	(65,595)	365,068
Accumulated other comprehensive income	25,284	3,847	29,131
Total Equity	627,689	(61,748)	565,941
Total Liabilities and Equity	$7,462,325	$(94,791)	$7,367,534

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Operations:

	Year Ended December 31, 2011

	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Revenues
Policy charges and fee income	$113,444	$28	$113,472
Total revenues	121,132	28	121,160
Benefits and Expenses
Amortization of deferred policy acquisition costs	105,101	(15,055)	90,046
General, administrative and other expenses	35,785	14,276	50,061
Total benefits and expenses	230,334	(779)	229,555
Income From Operations Before Income Taxes	(109,202)	807	(108,395)
Income tax expense	(48,891)	283	(48,608)
Net Income	$(60,311)	$524	$(59,787)

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Revenues
Policy charges and fee income	$53,446	$165	$53,611
Total revenues	218,237	165	218,402
Benefits and Expenses
Amortization of deferred policy acquisition costs	12,821	(4,159)	8,662
General, administrative and other expenses	27,002	14,995	41,997
Total benefits and expenses	76,750	10,836	87,586
Income from Operations before Income Taxes	141,487	(10,671)	130,816
Income tax expense	43,542	(3,734)	39,808
Net Income	$97,945	$(6,937)	$91,008

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Revenues
Policy charges and fee income	$69,234	$(35)	$69,199
Total revenues	181,616	(35)	181,581
Benefits And Expenses
Amortization of deferred policy acquisition costs	22,842	(6,472)	16,370
General, administrative and other expenses	17,950	12,207	30,157
Total benefits and expenses	105,589	5,735	111,324
Income from Operations before Income Taxes	76,027	(5,770)	70,257
Income tax expense	21,006	(2,020)	18,986
Net Income	$55,021	$(3,750)	$51,271

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Statements of Cash Flows:

	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Cash Flows From Operating Activities
Net income	$(60,311)	$524	$(59,787)
Policy charges and fee income	(25,594)	(28)	(25,622)
Change in:
Deferred policy acquisition costs	754	(779)	(25)
Income taxes payable	(73,789)	283	(73,506)
Cash flows from (used in) operating activities	$(61,278)	$0	$(61,278)

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Cash Flows From Operating Activities
Net income	$97,945	$(6,937)	$91,008
Policy charges and fee income	(13,471)	(165)	(13,636)
Change in:
Deferred policy acquisition costs	(72,689)	10,836	(61,853)
Income taxes payable	14,700	(3,734)	10,966
Cash flows from (used in) operating activities	$(14,550)	$0	$(14,550)

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Cash Flows from Operating Activities
Net income	$55,021	$(3,750)	$51,271
Policy charges and fee income	(15,597)	35	(15,562)
Change in:
Deferred policy acquisition costs	(34,550)	5,735	(28,815)
Income taxes payable	6,631	(2,020)	4,611
Cash flows from (used in) operating activities	$32,366	$0	$32,366

Future Adoption of New Accounting Pronouncements
In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (4)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$29,889	$6,049	$-	$35,939	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Foreign government bonds	20,868	2,163	-	23,030	-
Public utilities	119,583	10,810	225	130,169	-
All other corporate securities	713,531	55,770	622	768,678	(45)
Asset-backed securities (1)	72,050	1,647	2,065	71,632	(3,513)
Commercial mortgage-backed securities	89,238	6,770	2	96,006	-
Residential mortgage-backed securities (2)	87,749	6,859	158	94,450	(391)

Total fixed maturities, available-for-sale	$1,132,908	$90,068	$3,072	$1,219,904	$(3,949)

Equity securities, available-for-sale
Common Stocks:
Industrial, miscellaneous & other	405	-	70	335
Non-redeemable preferred stocks	1,116	1	32	1,085

Total equity securities, available-for-sale (3)	$1,521	$1	$102	$1,420

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

(3)	During 2011, perpetual preferred stocks of $1.5 million were reclassified to “Trading Account Assets.” Prior periods were not restated.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

(4)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI” which were not included in earnings. Amount excludes $3 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$34,292	$2,199	$41	$36,450	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Foreign government bonds	21,034	1,644	-	22,678	-
Corporate securities	707,754	47,472	2,945	752,281	(26)
Asset-backed securities (1)	57,808	1,671	5,446	54,033	(8,856)
Commercial mortgage-backed securities	97,467	5,721	87	103,101	-
Residential mortgage-backed securities (2)	89,300	6,746	48	95,998	(454)

Total fixed maturities, available-for-sale	$1,007,655	$65,453	$8,567	$1,064,541	$(9,336)

Equity securities, available-for-sale
Common Stocks:
Industrial, miscellaneous & other	226	178	29	375
Non-redeemable preferred stocks	380	-	217	163
Perpetual preferred stocks	1,695	-	159	1,536

Total equity securities available-for-sale	$2,301	$178	$405	$2,074

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI” which, were not included in earnings. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$48,539	$49,149

Due after one year through five years	324,229	350,238

Due after five years through ten years	354,984	385,295

Due after ten years	156,119	173,134

Asset-backed securities	72,050	71,632

Commercial mortgage-backed securities	89,238	96,006

Residential mortgage-backed securities	87,749	94,450

Total	$1,132,908	$1,219,904

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$36,118	$35,017	$59,587
Proceeds from maturities/repayments	135,127	157,785	194,623
Gross investment gains from sales, prepayments, and maturities	2,614	4,160	1,540
Gross investment losses from sales and maturities	(88)	(83)	(3,027)
Equity securities, available-for-sale
Proceeds from sales	$2	$-	$-
Proceeds from maturities/repayments	473	2,000	-
Gross investment gains from sales	368	139	-
Gross investment losses from sales	-	-	-
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(268)	$(2,554)	$(6,070)
Writedowns for other-than-temporary impairment losses on equity securities	$(326)	$-	$(139)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31, 2011	Year Ended December 31, 2010
	(in thousands)	(in thousands)
Balance, beginning of period	$6,763	$7,431
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(3,643)	(1,059)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	-	(992)
Credit loss impairment recognized in the current period on securities not previously impaired	-	-
Additional credit loss impairments recognized in the current period on securities previously impaired	268	1,965
Increases due to the passage of time on previously recorded credit losses	323	530
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(273)	(1,112)

Balance, end of period	$3,438	$6,763

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets
The following table provides information relating to trading account assets, at fair value as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Equity securities (1)	1,695	1,569	-	-

Total trading account assets	$1,695	$1,569	$-	$-

(1)	During 2011, perpetual preferred stocks of $1.5 million were reclassified from “Equity Securities, available-for-sale”. Prior periods were not restated.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was ($0.1) million, $0.0 and $0.0 during the years ended December 31, 2011, 2010 and 2009, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows as of the dates indicated:

	2011		2010
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Industrial buildings	$42,883	18.5%	$35,745	19.4%
Retail	55,215	23.8	36,046	19.6
Apartments/Multi-Family	37,689	16.3	25,340	13.8
Office buildings	26,100	11.3	30,468	16.6
Hospitality	14,475	6.2	10,273	5.6
Other	37,150	16.0	33,834	18.4

Total commercial mortgage loans	213,512	92.2	171,706	93.4
Agricultural property loans	18,098	7.8	12,140	6.6

Total commercial mortgage and agricultural loans by property type	231,610	100.0%	183,846	100.0%

Valuation allowance	(1,410)		(1,409)

Total net commercial and agricultural mortgage loans by property type	$230,200		$182,437

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in Florida (10%), Texas (9%), and New Jersey (9%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, 2011, 2010 and 2009, is as follows:

	2011 (2)	2010 (2)	2009 (2)
	(in thousands)
Allowance for losses, beginning of year	$1,409	$2,379	$1,444
Addition to / (release of) allowance of losses	1	(970)	935

Allowance for losses, end of year (1)	$1,410	$1,409	$2,379

(1)	Agricultural loans represent $0.02 million, $0.02 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.

(2)
Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
	Total Loans
	(in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated for impairment (1)	$-	$424
Ending Balance: collectively evaluated for impairment (2)	1,410	985

Total ending balance	$1,410	$1,409

Recorded Investment: (3)
Ending balance: individually evaluated for impairment (1)	$-	$3,847
Ending balance: collectively evaluated for impairment (2)	231,612	179,999

Total ending balance, gross of reserves	$231,612	$183,846

(1)	There were no agricultural loans individually evaluated for impairments at December 31, 2011 and December 31, 2010.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $18 million and $12 million and related allowance of $0.0 million at December 31, 2011 and December 31, 2010, respectively.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected.

As of December 31, 2011, there were no impaired commercial mortgage loans identified in management’s specific review. As of December 31, 2011 impaired commercial mortgage loans identified in management’s specific review of probable loan losses consisted of Hospitality commercial mortgage loans with a recorded investment of $3.8 million, an unpaid principal balance of $3.8 million and the related allowance for losses was $0.4 million. Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. As of December 31, 2011 and December 31, 2010, the Company held no such loans. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and 2010, 94% of the $232 million recorded investment and 90% of the $184 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and 2010, 99% and 98% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2011, approximately $2 million or 1% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2010, approximately $8 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

As of December 31, 2011 and 2010, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Commercial mortgage and other loans on nonaccrual status as of December 31, 2011 and 2010, $3.2 million and $3.8 million, respectively, primarily related to Hospitality. See Note 2 for further discussion regarding nonaccrual status loans.

For the year ended December 31 2011, there were no commercial mortgage and other loans sold or acquired.

Other Long term Investments
“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in thousands)
Company’s investment in Separate accounts	$1,662	$1,893
Joint ventures and limited partnerships	20,725	15,020
Derivatives (1)	6,688	-

Total other long-term investments	$29,075	$16,913

(1)	A derivative balance of $(0.9) million at December 31, 2010 was reclassed to Other Liabilities.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale	$57,285	$57,502	$53,615
Equity securities, available-for-sale	12	148	218
Trading account assets	11	-	-
Commercial mortgage and other loans	12,187	11,264	9,822
Policy loans	9,503	9,363	9,177
Short-term investments and cash equivalents	85	129	434
Other long-term investments	1,718	1,691	(666)

Gross investment income	80,801	80,097	72,600
Less: investment expenses	(3,245)	(3,053)	(2,656)

Net investment income	$77,556	$77,044	$69,944

Carrying value for non-income producing assets included in fixed maturities totaled $0 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities	$2,257	$1,523	$(7,557)
Equity securities	42	139	(138)
Commercial mortgage and other loans	(1)	970	(935)
Short-term investments and cash equivalents	-	5	-
Joint ventures and limited partnerships	(44)	-	(124)
Derivatives	(112,310)	54,378	22,268

Realized investment gains (losses), net	$(110,056)	$57,015	$13,514

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(4,049)	290	-	1,316	(2,443)
Cumulative impact of the retrospective adoption of new authoritative guidance on January 1, 2012	-	-	-	-	-
Net investment gains (losses) on investments arising during the period	4,471	-	-	(1,565)	2,906
Reclassification adjustment for OTTI losses included in net income	5,080	-	-	(1,778)	3,302
Reclassification adjustment for OTTI gains excluded from net income(1)	(11,483)	-	-	4,019	(7,464)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	2,598	-	(909)	1,689
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	(1,378)	482	(896)

Balance, December 31, 2009	$(5,981)	$2,888	$(1,378)	$1,565	$(2,906)

Net investment gains (losses) on investments arising during the period	(821)	-	-	287	(534)
Reclassification adjustment for OTTI losses included in net income	2,504	-	-	(876)	1,628
Reclassification adjustment for OTTI gains excluded from net income(1)	(11)	-	-	4	(7)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(1,040)	-	364	(676)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	594	(208)	386

Balance, December 31, 2010	$(4,309)	$1,848	$(784)	$1,136	$(2,109)

Net investment gains (losses) on investments arising during the period	843	-	-	(295)	548
Reclassification adjustment for OTTI losses included in net income	2,049	-	-	(717)	1,332
Reclassification adjustment for OTTI gains excluded from net income(1)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(1,109)	-	388	(721)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	642	(225)	417

Balance, December 31, 2011	$(1,417)	$739	$(142)	$287	$(533)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains/(Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$(70,920)	$41,193	$(17,457)	$16,514	$(30,670)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(2,016)	33	-	694	(1,289)
Cumulative impact of the retrospective adoption of new authoritative guidance on January 1, 2012	-	(10,502)	74	3,650	(6,778)
Net investment gains (losses) on investments arising during the period	91,116	-	-	(31,891)	59,225
Reclassification adjustment for (gains) losses included in net income	2,616	-	-	(916)	1,700
Reclassification adjustment for OTTI losses excluded from net income(2)	11,483	-	-	(4,019)	7,464
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(46,579)	-	16,303	(30,276)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	23,632	(8,271)	15,361

Balance, December 31, 2009	$32,279	$(15,855)	$6,249	$(7,936)	$14,737
Net investment gains (losses) on investments arising during the period	24,868	-	-	(8,704)	16,164
Reclassification adjustment for (gains) losses included in net income	4,166	-	-	(1,458)	2,708
Reclassification adjustment for OTTI losses excluded from net income(2)	11	-	-	(4)	7
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(8,437)	-	2,953	(5,484)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	4,712	(1,649)	3,063

Balance, December 31, 2010	$61,324	$(24,292)	$10,961	$(16,798)	$31,195
Net investment gains (losses) on investments arising during the period	23,930	-	-	(8,376)	15,555

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains/(Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Reclassification adjustment for (gains) losses included in net income	4,348	-	-	(1,522)	2,826
Reclassification adjustment for OTTI losses excluded
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(7,406)	-	2,592	(4,814)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	4,418	(1,546)	2,872

Balance, December 31, 2011	$89,602	$(31,698)	$15,379	$(25,649)	$47,634

(1)	Include cash flow hedges. See Note 5 for information on cash flow hedges.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(1,417)	$(4,309)	$(5,981)
Fixed maturity securities, available for sale-all other	88,414	61,195	31,975
Equity securities, available for sale	(100)	(227)	(177)
Derivatives designated as cash flow hedges (1)	(630)	(1,100)	(675)
Other investments	1,918	1,456	1,156

Net unrealized gains (losses) on investments	$88,185	$57,015	$26,298

(1)	See Note 5 for more information on cash flow hedges.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Corporate securities	31,041	670	998	177	32,039	847
Commercial mortgage-backed securities	-	-	1,051	2	1,051	2
Asset-backed securities	33,246	285	7,384	1,780	40,630	2,065
Residential mortgage-backed securities	4,367	158	-	-	4,367	158

Total	$68,654	$1,113	$9,433	$1,959	$78,087	$3,072

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,078	$41	$-	$-	$2,078	$41
Corporate securities	73,679	2,524	6,545	421	80,224	2,945
Asset-backed securities	10,608	169	16,442	5,277	27,050	5,446
Commercial mortgage-backed securities	7,148	87	-	-	7,148	87
Residential mortgage-backed securities	3,219	48	-	-	3,219	48

Total	$96,732	$2,869	$22,987	$5,698	$119,719	$8,567

The gross unrealized losses at December 31, 2011 and December 31, 2010 are composed of $1 million and $6 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $2 million and $3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $1.6 million of the gross unrealized losses represented declines in value of greater than 20%, $0.1 million of which had been in that position for less than six months, as compared to $5 million at December 31, 2010 that represented declines in value of greater than 20%, none of which had been in that position for less than six months. At December 31, 2011 and December 31, 2010, the $2 million and $6 million, respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$316	$102	$-	$-	$316	$102

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$255	$245	$1,536	$160	$1,791	$405

At December 31, 2011, $99 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than nine months. At December 31, 2010, $245 thousand of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. Included in the December 31, 2010 table above are perpetual preferred securities. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and December 31, 2010.

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2011	2010
	(in thousands)
Fixed maturity securities, available for sale – all other	$19,670	$3,314

Total securities pledged	$19,670	$3,314

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $20.2 million. Of this amount, $3.2 million was “Securities sold under agreements to repurchase” and $17.0 million was “Cash collateral for loaned securities. As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $3.4 million. Of this amount, $3.0 million was “Securities sold under agreements to repurchase” and $0.4 million was “Cash collateral for loaned securities.”

Fixed maturities of $0.5 million at December 31, 2010 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$271,179	$218,756	$232,145
Capitalization of commissions, sales and issue expenses	90,072	70,516	44,965
Amortization- Impact of assumption and experience unlocking and true-ups	(983)	13,484	11,607
Amortization- All other	(89,063)	(22,147)	(27,976)
Change in unrealized investment gains/(losses)	(8,310)	(9,430)	(41,985)

Balance, end of year	$262,895	$271,179	$218,756

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or “PARCC,” and Prudential Arizona Reinsurance Term Company, or “PAR TERM” as discussed in Note 13.

Ceded capitalization was $19 million, $29 million and $15 million in 2011, 2010 and 2009, respectively. Ceded amortization relating to this treaty included amounted to $7 million, $9 million and $8 million in 2011, 2010 and 2009, respectively.

5. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2011	2010
	(in thousands)
Life insurance	$602,884	$534,286
Individual annuities	6,744	6,149
Policy claims and other liabilities	82,339	(37,081)

Total future policy benefits	$691,967	$503,354

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS’ LIABILITIES (continued)

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.65% to 7.25%, with 0% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed more fully in Note 7. The interest rates used in the determination of the present values range from 1.39% to 5.88%.

Policyholders’ Account Balances
Policyholders’ account balances at December 31 are as follows:

	2011	2010
	(in thousands)
Interest-sensitive life contracts	$794,528	$723,739
Individual annuities	207,149	210,671
Guaranteed interest accounts	38,125	38,713
Other	93,278	80,890

Total policyholders’ account balances	$1,133,080	$1,054,013

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.60%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.25% to 5.25%. Interest crediting rates range from 1.00% to 3.50% for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, PARCC, Pruco Re, PAR TERM, through various plans of reinsurance, primarily on a yearly renewable term and coinsurance basis. This reinsurance provides risk diversification, additional capacity for future growth and limits the maximum net loss potential. For coinsurance agreements, all significant risks are ceded to the reinsurer, including mortality, investment, and lapse risk. For yearly renewable term agreements, mortality risk is the primary risk ceded to the reinsurer. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. We believe a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE (continued)

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance “COLI” policies with Pruco Life.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income (Loss) for the years ended December 31 are below:

	2011	2010	2009
	(in thousands)
Direct premiums	$167,113	$164,009	$158,678
Reinsurance ceded	(151,808)	(149,276)	(141,647)

Premiums	$15,305	$14,733	$17,031

Direct policy charges and fees	$161,829	$120,146	$108,396
Reinsurance ceded	(48,357)	(66,535)	(39,197)

Policy charges and fees	$113,472	$53,611	$69,199

Policyholders’ benefits ceded	$100,442	$95,634	$81,364

Realized capital gains (losses) net, associated with derivatives	$(26,567)	$(407)	$(44,367)

Realized investment gains and losses include the reinsurance of certain of the Company’s embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables included in the Company’s Statements of Financial Position at December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Domestic life insurance-affiliated	$467,687	$407,516
Domestic individual annuities-affiliated	53,696	11,110
Domestic life insurance-unaffiliated	1,379	1,233

	$522,762	$419,859

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE (continued)

Substantially all reinsurance contracts are with affiliates as of December 31, 2011 and 2010. These contracts are described further in Note 13 of the Financial Statements.

The gross and net amounts of life insurance face amount in force as of December 31, 2011 and 2010 were as follows:

	2011	2010	2009
	(in thousands)
Gross life insurance face amount in force	$97,879,303	$96,896,483	$95,400,464
Reinsurance ceded	(88,113,164)	(86,500,898)	(86,036,509)

Net life insurance face amount in force	$9,766,139	$10,395,585	$9,363,955

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011			December 31, 2010
	In the Event of Death	At Annuitization/ Accumulation (1)		In the Event of Death	At Annuitization/ Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$2,989,255	$	N/A	$1,973,903	$	N/A
Net amount at risk	$72,823	$	N/A	$8,252	$	N/A
Average attained age of contractholders	74		N/A	60		N/A
Minimum return or contract value
Account value	$1,290,856		$3,691,282	$1,036,830		$2,392,669
Net amount at risk	$91,715		$249,224	$36,926		$65,120
Average attained age of contract holders	72		59	64		59
Average period remaining until earliest expected annuitization	N/A		0.63 years	N/A		1.58 years

(1)	Includes income and withdrawal benefits as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$14,074	$14,428	$15,104	$15,827

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

	December 31, 2011	December 31, 2010
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$576,747	$569,060
General account value	$217,849	$194,596
Net amount at risk	$6,137,072	$6,039,086
Average attained age of contract holders	50 years	49 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Equity funds	$1,913,597	$1,677,692
Bond funds	1,972,145	$968,140
Money market funds	197,699	165,075

Total	$4,083,441	$2,810,907

In addition to the above mentioned amounts invested in separate account investment options, $196.7 million and $199.8 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2011 and 2010, respectively.

Liabilities for Guaranteed Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMWB-GMIWB- GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2008	$5,593	$11,276	$1,802	$63,903	$82,574
Incurred guarantee benefits (1)	(1,821)	6,217	(489)	(66,315)	(62,408)
Paid guarantee benefits	(2,288)	(250)	—	—	(2,538)

Balance as of December 31, 2009	$1,484	$17,243	$1,313	$(2,412)	$17,628
Incurred guarantee benefits (1)	217	1,143	(77)	(38,904)	(37,621)
Paid guarantee benefits	(861)	—	—	—	(861)

Balance as of December 31, 2010	$840	$18,386	$1,236	$(41,316)	$(20,854)
Incurred guarantee benefits (1)	1,248	6,053	318	118,312	125,931
Paid guarantee benefits	(683)	—	—	—	(683)

Balance as of December 31, 2011	$1,405	$24,439	$1,554	$76,996	$104,394

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements
The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$51,106	$30,265	$28,015
Capitalization	22,596	21,594	8,689
Amortization- Impact of assumption and experience unlocking and true-ups	(2,290)	874	822
Amortization- All other	(23,105)	(1,579)	(5,485)
Change in unrealized investment gains and (losses)	(206)	(48)	(1,776)

Balance, end of year	$48,101	$51,106	$30,265

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $13 million, $52 million, and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory surplus of the Company amounted to $260 million and $216 million at December 31, 2011 and 2010, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $26 million capacity to pay a dividend in 2012 without prior approval. The Company did not pay any dividends in 2011.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in thousands)
Current tax expense (benefit):
U.S.	$(715)	$23,841	$20,362

Total	(715)	23,841	20,362

Deferred tax expense (benefit):
U.S.	(47,893)	15,967	(1,376)

Total	(47,893)	15,967	(1,376)

Total income tax expense (benefit) on income from continuing operations	(48,608)	39,808	18,986
Other comprehensive income (loss)	9,689	9,279	28,567
Cumulative effect of changes in accounting policy	—	—	2,010

Total income tax expense (benefit) on continuing operations	$(38,919)	$49,087	$49,563

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($109.2) million, $141.5 million and $76.0 million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2011	2010	2009
	(in thousands)
Expected federal income tax expense (benefit)	$(37,938)	$45,784	24,591
Non-taxable investment income	(7,885)	(4,449)	(3,240)
Tax Credits	(1,368)	(362)	(195)
Expiration of statute of limitations and related interest	-	-	(2,695)
Other	(1,417)	(1,165)	525

Total income tax expense (benefit) on income from continuing operations	$(48,608)	$39,808	$18,986

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in thousands)
Deferred tax assets
Insurance reserves	$47,597	$3,398
Investments	4,696	—
Other	929	7,252

Deferred tax assets	$53,222	$10,650

Deferred tax liabilities	$0
Deferred acquisition costs	$46,444	$52,192
Investments	$0	1,159
Net Unrealized gains on securities	31,085	20,341
Deferred Annuity Bonus	16,835	17,887

Deferred tax liabilities	$94,364	$91,579

Net deferred tax asset (liability)	$(41,142)	$(80,929)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of December 31, 2008	$3,596	$1,517	$5,113
Increases in unrecognized tax benefits taken in prior period	-	(210)	(210)
(Decreases) in unrecognized tax benefits taken in prior period	-	-	-
Settlements with taxing authorities	-	-	-
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(2,107)	-	(2,107)

Amounts as of December 31, 2009	$1,489	$1,307	$2,796
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(1,177)	(1,177)

Amounts as of December 31, 2010	$1,489	$130	$1,619
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	(1,489)	(17)	(1,506)

Amounts as of December 31, 2011	$-	$113	$113

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,489	$-	$1,489

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$1,489	$-	$1,489

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2011	$(1,489)	$-	$(1,489)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Interest and penalties recognized in the statements of operations	$-	$(1,100)	$400
Interest and penalties recognized in liabilities in the statements of financial position	$-	$-	$1,100

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2007 tax years will expire in June 2012, unless extended. Tax years 2008 through 2010 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

During the fourth quarter of 2011, the Company’s parent, Prudential Financial, reached an agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and certain short term investments, and equity securities. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally- developed values to the related assets or liabilities. To the extent the internally-developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$35,938	$-	$35,938
Obligations of U.S. states and their political subdivisions	-	2,826	-	2,826
Foreign government bonds	-	23,031	-	23,031
Corporate securities	-	894,266	1,755	896,021
Asset-backed securities	-	53,005	18,627	71,632
Commercial mortgage-backed securities	-	96,006	-	96,006
Residential mortgage-backed securities	-	94,450	-	94,450

Sub-total	-	1,199,522	20,382	1,219,904
Other trading account assets:
Equity Securities	-	-	1,569	1,569

Sub-total	-	-	1,569	1,569
Equity securities, available for sale:	276	-	1,144	1,420
Short-term investments	1,069	-	-	1,069
Cash equivalents	10,000	14,381	-	24,381
Other long-term investments	-	6,670	18	6,688
Other assets	-	8,647	53,677	62,324

Sub-total excluding separate account assets	11,345	1,229,220	76,790	1,317,355
Separate account assets (1)	141,133	6,110,880	5,995	6,258,008

Total assets	$152,478	$7,340,100	$82,785	$7,575,363

Other liabilities	-	-	-	-
Future policy benefits	-	-	76,996	76,996

Total liabilities	$-	$-	$76,996	$76,996

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$36,450	$-	$36,450
Foreign government bonds	-	22,678	-	22,678
Corporate securities	-	748,645	3,636	752,281
Asset-backed securities	-	37,414	16,619	54,033
Commercial mortgage-backed securities	-	103,101	-	103,101
Residential mortgage-backed securities	-	95,998	-	95,998

Sub-total	-	1,044,286	20,254	1,064,541
Equity securities, available for sale:	283	1,536	255	2,074
Short-term investments	359	7,050	-	7,409
Cash equivalents	5,000	23,383	-	28,383
Other long-term investments	-	-	-	-
Other assets	-	2,792	16,996	19,788

Sub-total excluding separate account assets	5,642	1,079,047	37,505	1,122,194
Separate account assets (1)	132,005	4,900,653	5,393	5,038,051

Total assets	$137,647	$5,979,700	$42,898	$6,160,245

Other liabilities	-	898	-	898
Future policy benefits	-	-	(41,316)	(41,316)

Total liabilities	$-	$898	$(41,316)	$(40,418)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by Company’s customers and policyholders.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and December 31, 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally-developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets are comprised of perpetual preferred. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 may include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values. As of December 31, 2011, and December 31, 2010, there were derivatives with the fair value of $18 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets – Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in “Future Policy Benefits.” Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 125 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those individual living benefit contracts in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features of before the NPR adjustment was a net liability of $344 million. This net liability was comprised of $360 million of individual living benefit contracts in a liability position net of $15 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, NPR resulted in a $267 million cumulative decrease to the embedded derivative liability, reflecting the additional credit spread over LIBOR the Company incorporated into the discount rate used in the valuations of those embedded derivatives in a liability position. Significant declines in risk-free interest rates and the impact of account value performance in 2011 drove an increase in the embedded derivative liability associated with the optional living benefit features of the Company’s variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing NPR, also drove offsetting increases in the NPR adjustment. As a result, the increase in these embedded derivative liabilities are largely offset by corresponding increases in the reinsurance recoverable associated with the affiliated reinsurance.

Transfers between Levels 1 and 2 – During the twelve months ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale	Other Assets
	(in thousands)
Fair value, beginning of period	$3,636	$16,619	$—	$255	$16,996
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	—	—	(516)	(25,919)
Asset management fees and other income	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—
Included in other comprehensive income (loss)	(96)	(121)	0	398	(13)
Net investment income	59	256	(0)	—	—
Purchases	1,300	11,089	5,019	1,000	68,593
Sales	(99)	—	—	—	—
Issuances	73	—	—	—	—
Settlements	(148)	(5,251)	—	—	(1)
Foreign currency translation	—	—	—	—	—
Transfers into Level 3 (2)	900	—	—	1,536	—
Transfers out of Level 3 (2)	(3,872)	(3,965)	(5,019)	—	(5,979)
Other (4)	—	—	—	(1,529)	—

Fair value, end of period	$1,755	$18,627	$—	$1,144	$53,677

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$(454)	$18,797
Asset management fees and other income	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(96)	$(109)	$0	$359	$—

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2011
	Separate Account Assets (1)	Future Policy Benefits	Other Long- Term Investments	Other Trading Account Assets - Equity Securities
	(in thousands)
Fair value, beginning of period	$5,393	$41,316	$0	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(94,684)	18	-
Asset management fees and other income	-	-	-	40
Interest credited to policyholder account balances	602	-	-	-
Included in other comprehensive income	-	-	-	-
Net investment income	-	-	-	-
Purchases	-	(23,628)	-	-
Sales	-	-	-	-
Issuances	-	-	-	-
Settlements	-	-	-	-
Foreign currency translation	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-
Other (4)	-	-	-	1,529

Fair value, end of period	$5,995	$(76,996)	$18	$1,569

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(94,098)	$-	$-
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholder account balances	$602	$-	$-	$-
Included in other comprehensive income	$-	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclasses of certain assets between reporting categories.

Transfers – As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Equity Securities, Available for Sale	Other Assets
	(in thousands)
Fair value, beginning of period	$2,398	$25,259	$576	$16,039
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	8	(139)	-	(443)
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	514	(1,258)	(374)	263
Net investment income	34	164	-	-
Purchases, sales, issuances, and settlements	(149)	9,049	53	1,137
Foreign currency translation	-	-	-	-
Transfers into Level 3 (2)	957	-	-	-
Transfers out of Level 3 (2)	(127)	(16,456)	-	-

Fair value, end of period	$3,636	$16,619	$255	$16,996

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$10	$(41)	$-	$(303)
Asset management fees and other income	$-	$-	$-	$-
Included in other comprehensive income (loss)	$514	$(1,258)	$(374)	$263

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2010
	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period	$5,104	$2,412	$(67)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	47,655	67
Asset management fees and other income	-	-	-
Interest credited to policyholder account balances	289	-	-
Included in other comprehensive income	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances, and settlements	-	(8,751)	-
Foreign currency translation	-	-	-
Transfers into Level 3 (2)	-	-	-
Transfers out of Level 3 (2)	-	-	-

Fair value, end of period	$5,393	$41,316	$-

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$8,290	$70
Asset management fees and other income	$-	$-	$-
Interest credited to policyholder account balances	$289	$-	$-
Included in other comprehensive income	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – As part of an ongoing assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Transfers between Levels 1 and 2 – During the year ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Equity Securities, Available for Sale	Other Assets
	(in thousands)
Fair value, beginning of period	$266	$5,732	$121	$58,880
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(506)	(1,634)	-	(44,396)
Asset management fees and other income	-	-	-	-
Included in other comprehensive income (loss)	449	9,708	455	590
Net investment income	(1)	121	-	-
Purchases, sales, issuances, and settlements	(169)	(1,780)	-	965
Foreign currency translation	-	-	-	-
Transfers into Level 3 (2)	2,413	13,858	-	-
Transfers out of Level 3 (2)	(54)	(746)	-	-

Fair value, end of period	$2,398	$25,259	$576	$16,039

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(506)	$(1,383)	$-	$(43,833)
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-
Included in other comprehensive income (loss)	$447	$9,605	$455	$590

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009
	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period	$6,494	$(63,903)	(4,272)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	69,126	4,205
Interest credited to policyholder account balances	(1,335)	-	-
Included in other comprehensive income (loss)	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances, and settlements	38	(2,811)	-
Foreign currency translation	-	-	-
Transfers into Level 3 (2)	-	-	-
Transfers out of Level 3 (2)	(93)	-	-

Fair value, end of period	$5,104	$2,412	(67)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$68,705	$4,208
Asset management fees and other income	$-	$-	$-
Interest credited to policyholder account balances	$(1,335)	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities totaled $4.0 million for the year ended December 31, 2011 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages became increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. There were no transfers into Level 3.

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair value	Carrying Amount	Fair value
	(in thousands)
Assets:
Commercial mortgage and other loans	$230,201	$247,865	$182,437	$192,102
Policy loans	177,162	235,706	175,514	211,513
Liabilities:
Policyholder account balances - investment contracts	113,938	113,010	102,593	101,551
Short-term and long-term debt to affiliates	70,000	70,293	-	-

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans
The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based on internally developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

Policy Loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Short-term and long-term debt to affiliates
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Embedded Derivatives
The Company sells variable annuity contracts that include certain optional living benefit features that are treated, for accounting purposes, as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 7, and are recorded in “Realized investment gains (losses), net.”

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The fair value of the embedded derivatives included in Future policy benefits was a liability of $77 million and a contra-liability of $41 million as of December 31, 2011 and December 31, 2010, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance Recoverable” was an asset of $54 million as of December 31, 2011 and an asset of $11 million as of December 31, 2010.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2011			December 31, 2010
	Notional	Fair Value		Notional	Fair Value
Primary Underlying	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(in thousands)
Qualifying Hedges
Currency/Interest Rate	$14,972	$221	$(846)	$11,018	$-	$(1,104)

Total Qualifying Hedges	$14,972	$221	$(846)	$11,018	$-	$(1,104)

Non-Qualifying Hedges
Interest Rate	$57,200	$8,442	$-	$47,000	$1,737	$(1,006)
Credit	17,000	118	(339)	8,900	1,206	(878)
Currency/Interest Rate	16,615	-	(909)	9,115	-	(853)
Equity	-	-	-	-	-	-

Total Non-Qualifying Hedges	90,815	8,560	(1,248)	65,015	2,943	(2,737)

Total Derivatives (1)	$105,787	$8,781	$(2,094)	$76,033	$2,943	$(3,841)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $80 million as of December 31, 2011 and a conta-liability of $38 million as of December 31, 2010 included in “Future policy benefits” and “Fixed maturities available for sale.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Cash Flow Hedges
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate
Net investment income	$(41)	$45	$3
Other income	2	2	(12)
Accumulated Other Comprehensive Income (1)	471	(426)	(711)

Total cash flow hedges	$432	$(379)	$(720)

Non-qualifying hedges
Realized investment gains (losses)
Interest Rate	$9,402	$6,717	$(6,086)
Currency/Interest Rate	(181)	617	(880)
Credit	68	(762)	2,763
Equity	-	-	-
Embedded Derivatives	(121,599)	47,806	26,471

Total non-qualifying hedges	$(112,310)	$54,378	$22,268

Total Derivative Impact	$(111,878)	$53,999	$21,548

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the period ending December 31, 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2010	$(1,100)
Net deferred gains on cash flow hedges from January 1 to December 31, 2011	(7,152)
Amount reclassified into current period earnings	7,622

Balance, December 31, 2011	$(630)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Equity.

Credit Derivatives Written
The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $7 million at December 31, 2011 and December 31, 2010. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $3 million at December 31, 2011 and December 31, 2010.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $10 million and $0 million notional of credit default swap (“CDS”) selling protection with an associated fair value of approximately less than $1 million, at December 31, 2011 and December 31, 2010, respectively, These credit derivatives generally have maturities of five to ten years and consist of corporate securities within the finance industry. At December 31, 2011, the underlying credits have an NAIC designation rating of 1.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $7 million and $9 million of outstanding notional amounts, respectively, reported at fair value as a liability of $0.2 million and an asset of $0.3 million, respectively.

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments
The Company has made commitments to fund $6 million of commercial loans as of December 31, 2011. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $20 million as of December 31, 2011.

Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, of 2011, 2010 and 2009. The expense charged to the Company for the deferred compensation program was less than $0.6 million, $0.5 million and $0.3 million for the twelve months ended December 31, of 2011, 2010 and 2009 respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $1.5 million and $1.3 million in 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for its employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $0.7 million, $0.7 million and $0.5 million in 2011, 2010 and 2009, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1.1 billion and at December 31, 2011 and $1.0 billion at December 31, 2010, respectively. Fees related to these COLI policies were $16 million, $25 million and $23 million for the years ending December 31, 2011, 2010 and 2009, respectively.

Reinsurance with Affiliates

Pruco Life
Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $7 million and $5 million as of December 31, 2011 and December 31, 2010, respectively. Fees ceded to Pruco Life were $8 million, $10 million, and $6 million for the years ended December 31, 2011, 2010, and 2009, respectively. Benefits ceded were $2 million, $1 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC
The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, excluding My Term and ROP Term life insurance, through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $403 million and $360 million as of December 31, 2011 and December 31, 2010, respectively. Premiums ceded to PARCC in 2011, 2010 and 2009 were $125 million, $134 million and $140 million, respectively. Benefits ceded in 2011, 2010 and 2009 were $52 million, $53 million and $53 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $26 million, $29 million and $31 million for the years ended December 31, 2011, 2010 and 2009, respectively.

PAR TERM
The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, excluding My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $28 million and $10 million as of December 31, 2011 and December 31, 2010, respectively. Premiums ceded to PAR TERM in 2011 and 2010 were $24 million and $11 million, respectively. Benefits ceded to PAR TERM in 2011 and 2010 were $4 million and less than $1 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $4 million and $2 million for the years ended December 31, 2011 and 2010, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $30 million and $31 million as of December 31, 2011 and December 31, 2010, respectively. Premiums and fees ceded to Prudential Insurance in 2011, 2010 and 2009 were $41 million, $58 million and $33 million respectively. Benefits ceded to Prudential in 2011, 2010 and 2009 were $42 million, $40 million and $29 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Reinsurance
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Reinsurance (“Pruco Re”) under these agreements which are included in “Realized investment (losses) gains, net” on the Statement of Operations and Comprehensive Income for the dates indicated.

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Pruco Reinsurance
Effective October 1, 2011
Highest Daily Lifetime Income (“HDI”)	9,369	-	-
Spousal Highest Daily Lifetime Income (“SHDI”)	2,973	-	-
Highest Daily Lifetime 6 Plus (“HD6 Plus”)	40,887	-	-
Spousal Highest Daily Lifetime 6 Plus (“SHD6 Plus”)	14,490	-	-
Effective Since 2006
Spousal Lifetime Five (“SLT5”)	$173	$167	$149
Effective Since 2005
Lifetime Five (“LT5”)	1,244	1,195	1,080

Total Pruco Reinsurance	$69,136	$1,362	$1,229

Effective October 1, 2011 the Company ceded the HDI, SHDI, HD6+ and SHD6+ benefits to Pruco Re, as noted in the table above. The Company paid an initial premium of $62.3 million and established a reinsurance recoverable of $30.7 million resulting in an initial ceding loss of $31.6 million, recognized in “realized gains (losses)” in 2011.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $54 million and $11 million as of December 31, 2011, and December 31, 2010, respectively. Realized gains (losses) were ($27) million, ($0.4) million and ($44) million for the years ended December 31, 2011, 2010 and 2009, respectively. Change in realized gains (losses) for 2011 includes the loss of reinsurance ceded in 2011 as noted above as well as changes in market conditions. Changes in realized gains (losses) for the 2010 and 2009 periods were primarily due to changes in market conditions in the period. The underlying assets as of December 31, 2011, and December 31, 2010 are reflected in “Reinsurance recoverables” in the Company’s Statement of Financial Position.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates
In 2009 when implementing a revision to the reinsurance treaties with PARCC and PAR TERM modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowances did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During second quarter 2011, the Company recorded the correction, charging $1 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income
Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $12.3 million, $3.7 million, and $1.1 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $6.0 million, $5.7 million, and $5.0 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers
The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay Prudential Insurance the premium difference that resulted. Settlement of the premium difference was made by transfer of securities that had an amortized cost of $19 million and a fair market value of $20 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2010.

In December 2011, the Company purchased commercial loan securities from its parent company, Pruco Life. These securities had an amortized cost of $10 million and a fair market value of $11 million. The difference between amortized cost and fair market value of these transfers was accounted for as a decrease of $1 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold fixed maturity securities to its parent company, Pruco Life. These securities had an amortized cost of $13 million and a fair market value of $14 million. The difference between amortized cost and fair market of these transfers was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

Debt Agreements
The Company and its parent, Pruco Life, have an agreement with an affiliate, Prudential Funding, LLC, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

limited to $200 million. The Company had $15 million in Pru Funding short term debt and $11 million in PFI short term debt as of December 31, 2011, and no short-term debt outstanding as of December 31, 2010.

On December 16, 2011 the Company entered into a series of four $11 million borrowings with Prudential Financial, totaling $44 million. The loans have fixed interest rates ranging from 2.65% to 3.61% and maturity dates staggered one year apart, from December 16, 2013 to December 16, 2016. The total related interest expense was $0.06 million for the year ended December 31, 2011.

Contributed Capital
In June 2011, the Company received a capital contribution from Pruco Life in the amount of $21 million to fund acquisition costs for sales of variable annuities.

In December 2011, the Company received a capital contribution from Pruco Life in the amount of $17 million to fund acquisition costs for sales of variable annuities.

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2011
Total revenues	$80,087	$60,305	$(51,055)	$31,823
Total benefits and expenses	39,265	46,653	111,568	32,069
Income (loss) from operations before income taxes	40,822	13,652	(162,623)	(246)
Net income (loss)	$28,566	$10,231	$(101,424)	$2,840

2010
Total revenues	$53,557	$39,034	$51,823	$73,988
Total benefits and expenses	30,872	55,748	5,524	(4,558)
Income (loss) from operations before income taxes	22,685	(16,714)	46,299	78,546
Net income (loss)	$16,907	$(11,703)	$34,649	$51,155

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2011 and December 31, 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009, the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 9, 2012, except for the effects of the adoption of the new accounting guidance for the costs to acquire or renew insurance contracts, and the adoption of the accounting standard related to the presentation of comprehensive income discussed in Note 2, as to which the date is November 28, 2012.

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 5)
(ii)	Selling Agreement used from 11-2008 to current. (Note 6)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 6)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 6)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 6)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 6)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 6)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 6)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract-Type A & B Death Benefit. (Note 2)
(ii)	Variable Universal Life Insurance Contract - Type C Death Benefit. (Note 2)
(iii)	Variable Universal Life Insurance Contract - Type A & B (MPVUL-2008-NY). (Note 4)
(iv)	Variable Universal Life Insurance Contract - Type C (MPVUL-2008-NY). (Note 4)
(v)	Rider for Insured's Accidental Death Benefit. (Note 5)
(vi)	Rider for Insured's Total Disability Benefit. (Note 2)
(vii)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
(viii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions. (Note 5)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits - ORD 87241-91-NY. (Note 5)
(x)	Rider for Insured's Total Disability Benefit - VL 100 B4-2008NY. (Note 4)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005NY. (Note 4)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005NY. (Note 4)
(xiii)	Endorsement for Type C Death Benefit Option - PLY 117-2007. (Note 4)
(xiv)	Rider for Overloan Protection - PLY 123-2009. (Note 7)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 8)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 2)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 5)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)
(iii)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 5)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life of New Jersey and Prudential. (Note 3)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life of New Jersey and M Funds, Inc. (Note 3)
(ii)	Form of 22c-2 Agreement. (Note 3)
(iii)	Participation Agreement between Pruco Life of New Jersey and American Skandia Trust. (Note 4)
(iv)	Participation Agreement between Pruco Life of New Jersey and American Century. (Note 4)
(v)	Amendments (1,2) to the Participation Agreement between Pruco Life of New Jersey and American Century. (Note 4)
(vi)	Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 4)
(vii)	Participation Agreement between Pruco Life of New Jersey and Janus. (Note 4)
(viii)	Participation Agreement between Pruco Life of New Jersey and JPMorgan. (Note 4)
(ix)	Participation Agreement between Pruco Life of New Jersey and MFS. (Note 4)
(x)	Amendment #3 to the Participation Agreement between Pruco Life of New Jersey and MFS. (Note 4)
(xi)	Participation Agreement between Pruco Life of New Jersey and Neuberger Berman. (Note 4)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 8)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yanela Frias, Bernard J. Jacob, Robert F. O'Donnell.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 9)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 5)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form N-6 to this Registration Statement, filed July 30, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 17, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 17, 2008 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158637, filed December 3, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Form N-6, Registration No. 333-158637, filed April 17, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 15, 2011 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

ROBERT M. FALZON -Treasurer and Director

YANELA FRIAS – Director

BERNARD J. JACOB - Director

ROBERT F. O'DONNELL - Chief Executive Officer, President, and Director

OFFICERS WHO ARE NOT DIRECTORS

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

CHARLES C. SPRAGUE - Vice President and Assistant Secretary

SARAH J. HAMID - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 24, 2012.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 22, 2009 as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
James R. Mollo (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 1)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $60,952,205, which represents Prusec's total 2011 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$46,324,010	$-0-	$14,628,195	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 7th day of December, 2012.

Pruco Life of New Jersey Variable Appreciable Account Registrant

By: Pruco Life Insurance Company of New Jersey Depositor

By /s/ Robert F. O'Donnell Robert F. O'Donnell President and Chief Executive Officer

Pruco Life Insurance Company of New Jersey Depositor

By /s/ Robert F. O'Donnell Robert F. O'Donnell President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 7th day of December, 2012.

Signature and Title

/s/ *
Thomas J. Diemer
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
James J. Avery, Jr.
Director

/s/*
Robert M. Falzon
Treasurer and Director

/s/ *
Yanela Frias
Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Robert F. O'Donnell
President, Chief Executive Officer, and Director

*By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yanela Frias, Bernard J. Jacob, Robert F. O'Donnell.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-